UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED

IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant
☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐

Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒

Definitive Proxy Statement
☐

Definitive Additional Materials
☐

Soliciting Material under §240.14a-12
ORCHID ISLAND CAPITAL,

INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒

No fee required.
☐

Fee paid previously with preliminary materials.
☐

Fee paid on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1)

and 0-11.

3305 Flamingo Drive
Vero

Beach, Florida 32963
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 14, 2022
Dear Stockholder:
The 2022 Annual Meeting of Stockholders of Orchid Island Capital, Inc.,

a Maryland corporation, will be held
at our principal executive office, located at 3305 Flamingo Drive,

Vero

Beach, Florida on June 14, 2022, at 9:00
a.m., Eastern Time, for the following purposes:
1.

To elect six directors,

each to hold office until the next annual meeting of stockholders and until his or her
successor is elected and qualified;
2.

To ratify the appointment

of BDO USA, LLP as our independent registered public accounting firm for the
year ending December 31, 2022;

3.

To approve, by

a non-binding vote, our executive compensation; and
4.

To transact such

other business as may properly come before the annual meeting or any adjournments or postponements thereof.
The Board of Directors has fixed the close of business on April 14, 2022 as the record date for the annual
meeting. Only holders of record of our common stock, $0.01 par value per share,

as of that date are entitled to notice
of, and to vote at, the annual meeting and any adjournment or postponement thereof. A list of stockholders entitled
to vote at the annual meeting will be available at the annual meeting.
Your

vote is very important. If you do not provide voting instructions, your shares will not be voted or
counted on several important matters. We

urge you to vote as soon as possible after you receive these proxy materials, even if you plan on attending the annual meeting. These materials explain how to vote via mail,
phone or Internet.
Admission to the annual meeting will be by admission ticket only.

If you are a stockholder of record and plan to
attend, tear off the admission ticket from the top half of your proxy card and bring it and a photo ID with you so that
you may gain admission to the meeting. If your shares are held through a broker,

please contact your broker and
request that the broker obtain an admission ticket for you or provide you with evidence of your share ownership,
which will gain you admission to the annual meeting.
By Order of the Board of Directors,
Robert E. Cauley
Chairman of the Board and CEO
Vero

Beach, Florida
April 21, 2022

TABLE OF CONTENTS
Page
Proxy Statement
1
Proxy Statement Summary
2
Corporate Governance Practices and Stockholder Outreach
3
Environmental, Social and Governance (“ESG”) Achievements and

Highlights
4
General Information About Voting
7
Proposal 1: Election of Directors
9
Nominees for Director
10
Corporate Governance
12
Compensation Committee Interlocks and Insider Participation
18
Compensation of Directors
19
Proposal 2: To

Ratify the Selection of Independent Registered Public Accounting Firm
21
Pre-Approval Policies and Procedures of Our Audit Committee
22
Fee Disclosure
22
Audit Committee Report
23
Executive Officers
24
Compensation Discussion and Analysis
25
Compensation Committee Report
32
Executive Compensation
33
Proposal 3: To

Approve, By Non-Binding Vote,

the Company’s Executive Compensation
37
Security Ownership of Management and Certain Beneficial Owners
38
Delinquent Section 16(a) Reports
40
Code of Business Conduct and Ethics
41
Certain Relationships and Related Parties
42
Stockholder Communications
44
Proposals of Stockholders
44
“Householding” of Proxy Statement and Annual Report
44
2021 Annual Report
45
Other Matters
45
Adjournments
45

ORCHID ISLAND CAPITAL,

INC.
3305 Flamingo Drive
Vero

Beach, Florida 32963
(772) 231-1400
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 14, 2022
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the
“Board of Directors” or the “Board”) of Orchid Island Capital, Inc.,

a Maryland corporation, for use at our 2022
Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 14, 2022, at 9:00 a.m. Eastern Time

at
the principal executive office of Orchid Island Capital,

Inc., 3305 Flamingo Drive, Vero

Beach, Florida 32963, and
for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders, and at any adjournments
or postponements to the meeting. Unless the context requires otherwise, references in this proxy statement to
“ORC,” “our company,”

“we,” “us” and the “Company” refer to Orchid Island Capital, Inc.
This proxy statement, the accompanying proxy card and our annual report to stockholders, which includes our
annual report on Form 10-K with audited financial statements for the year ended December 31, 2021 (our “2021
Annual Report”), are first being sent to our common stockholders on or about

April 21, 2022.
IMPORTANT

NOTICE REGARDING THE AVAILABILITY

OF PROXY MATERIALS

FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO

BE HELD ON JUNE 14, 2022:
This proxy statement and our 2021 Annual Report are available on the Internet at
https://ir.orchidislandcapital.com
. On this website, you will be able to access this proxy statement, our 2021

Annual
Report,

and any amendments or supplements to the foregoing material that is required to be furnished to
stockholders.
At the Annual Meeting, action will be taken to:
(i)

elect six directors, each to hold office until the next annual meeting of stockholders and until his or her
successor is elected and qualified;
(ii)

ratify the appointment of BDO USA, LLP (“BDO”) as our independent registered public accounting firm
for the fiscal year ending December 31, 2022; and
(iii) approve, by a non-binding vote, our executive compensation.
At the discretion of the proxy holders, proxies may be voted on any other business that may properly come
before the Annual Meeting or any adjournment of the Annual Meeting.

PROXY STATEMENT

SUMMARY
This summary highlights certain information contained elsewhere in this proxy statement. This summary
does not contain all of the information you should consider,

and you should read the entire proxy statement
carefully before voting.
Our Company
Orchid Island Capital, Inc., a Maryland corporation (“Orchid,” the “Company,”

“we” or “us”), is a specialty
finance company that invests in residential mortgage-backed securities (“RMBS”).

The principal and interest
payments of these RMBS are guaranteed by the Federal National Mortgage

Association (“Fannie Mae”), the Federal
Home Loan Mortgage Corporation (“Freddie Mac”) or the Government

National Mortgage Association (“Ginnie
Mae” and, collectively with Fannie Mae and Freddie Mac, the “GSEs”) and are backed primarily by single-family
residential mortgage loans. We

refer to these types of RMBS as “Agency RMBS.” Our investment strategy focuses
on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such
as mortgage pass through certificates and collateralized mortgage obligations issued by the GSEs, and (ii) structured
Agency RMBS, such as interest only securities, inverse interest only securities and principal only securities, among
other types of structured Agency RMBS. We

are organized and conduct our operations to qualify

to be taxed as a
real estate investment trust (a “REIT”) for U.S. federal income tax purposes.
ITEMS OF BUSINESS AND VOTING RECOMMENDATIONS
Items for Vote Board Recommendation
1.  Elect the six directors named in this proxy statement

.....................................................

FOR all nominees
2.  Ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2022 ................................................................

.....................

3.  Approve, by a non-binding vote, the overall executive compensation philosophy as described in the “Executive Compensation” section of this proxy statement .................

FOR
FOR
Stockholders may be asked to consider any other business properly brought before the meeting or any
adjournment or postponement thereof. The Board is not aware of any other business that might be brought before the
meeting.
VOTING AND ADMISSION TO 2022

ANNUAL MEETING OF STOCKHOLDERS
Voting
. Stockholders as of the record date, April 14, 2022, will be entitled to vote.

Each share of common stock
outstanding on the record date is entitled to one vote for each share of our common stock held.
Even if you plan to attend our Annual Meeting in person, please cast your vote as soon as possible by:
Accessing the Internet
Calling toll-free from the
United States, U.S. territories
and Canada
Mailing your signed proxy or
voting instruction form
Check your proxy or voting instruction form

for the web address of our Internet voting site and toll-free telephone voting number.
Each stockholder’s vote is important. Please submit your vote and proxy via the Internet, by telephone, or
complete, sign, date and return your proxy or voting instruction form.

CORPORATE GOVERNANCE

PRACTICES AND STOCKHOLDER OUTREACH
Corporate Governance Highlights
● Held 19 Board meetings in 2021.
● Independent directors met in executive sessions.
● All director nominees serve on no more than three public company boards.
● One-third of our directors are women.
●
One of our directors is African-American and another is a member of the LGBTQ+

community.
●
Bylaw Amendments. In 2019, we changed our Bylaws so that the power to alter, amend or repeal the
Company’s Bylaws is no longer

vested exclusively with the Board. The Company’s

stockholders, in
addition to the Board, now have the power to alter,

amend or repeal the Bylaws and to make new Bylaw
provisions, in each case by the affirmative vote of the holders of a majority of the shares of common stock
in the Company then outstanding and entitled to vote on the proposed amendment.
●
Compensation “Clawback” Policy.

Incentive compensation paid to named executive officers whose actions cause, or contribute to, a restatement of the Company’s

reported financial or operating results is subject to
recoupment.
●
Minimum Stock Ownership Guidelines. We

have robust stock ownership and retention policies for our
directors and executive officers.
●
Policy Prohibiting Pledging and Hedging. Directors and executive officers are prohibited from engaging in
short-selling, pledging, or hedging transactions in the Company’s securities.
● Annual Board and Committee Self-Evaluations.
●
In 2021, we began the process of internalizing certain repurchase agreement trading, clearing and related
administrative services,

which will provide the Company greater control over these processes and enhance
risk oversight over these functions.
Director Elections
● Annual election of all directors.
●
Majority Vote

and Director Resignation Policy.

In 2019, we changed the voting standard for director
elections from a plurality voting standard to a majority voting standard in uncontested elections, and
adopted a director resignation policy,

whereby incumbent directors who fail to receive a majority of the votes cast are required to tender a letter of resignation to the Board.
Board Independence
● Four of six director nominees are independent.
● All Board committees consist solely of independent directors.
●
Lead Independent Director – Frank P.

Filipps.
●
Two independent director

nominees have been determined to be “audit committee financial experts”.

Stockholder Outreach
●
We have continued

our stockholder outreach efforts and intend to expand our stockholder outreach efforts
further in the future. In response to stockholder feedback, and in line with our ongoing evaluation of our
corporate governance practices and commitment to improved transparency,

we have adopted several
enhancements to our corporate governance and added enhanced disclosure to our proxy statement.
ENVIRONMENTAL, SOCIAL

AND GOVERNANCE (“ESG”) ACHIEVEMENTS AND HIGHLIGHTS
The

Company

views

effective

oversight

and

management of

ESG

issues and

their associated

risks

by the

full
Board as important

to the execution

of its business

and to its

success. We

seek to drive

financial performance

while
engaging in environmentally and socially

responsible business practices grounded in

sound corporate governance. We
believe that disclosure

about our

ESG practices allows

our stockholders to

see our

company holistically and

understand
its trajectory beyond

business fundamentals

and financial

metrics. Although

we have a

limited ability to

take action
on a large scale because we only have

one office and no employees, we continue

to seek to manage our business in a
way that provides positive financial, environmental and social outcomes for our stakeholders.
Environmental Initiatives
The Company has undertaken a number of green initiatives that conserve energy and reduce waste in an effort to minimize the impact of our operations on the environment.
Recycling
.

We

use

an

outside

vendor

to

collect

all paper

products

produced

by our

operations

to

collect

and
recycle the paper

on a regular basis.

Whenever possible, we

recycle electronic equipment

and ink cartridges

and use
recycled paper products to further reduce our impact on the environment.
Reusable Drinkware
. We

provide employees of our

Manager with reusable drinkware

to reduce disposable cups
and single use drink products.
Reduced Electricity Usage
. We attempt to minimize

our use of electricity in operating our business. The
primary uses of electricity in our business are lighting, temperature control and technology. While we are

limited in
our ability to limit the use of electricity for our use of technology,

we have made investments into our office to
reduce the amount of electricity used in lighting and temperature control. For example,

we have reduced the wattage
of all office lighting to the fullest extent possible and installed shutters on all windows to reduce the effect of
sunlight on the ambient temperature inside our office building.

We also installed Icynene

insulation to further
reduce our consumption of electricity.

These collective actions permit us to maintain a comfortable temperature in
our office with the minimal consumption of electricity.

Socially Conscious
The employees

of our

Manager drive

our success

and we

are committed

to investing

in their

professional

and
personal development. We

strive to create

a dynamic environment

where all employees

of our Manager

can achieve
and contribute.

The employees

of our

Manager enjoy

what we

believe are

excellent subsidized

health and

wellness
benefits,

reimbursed

professional

training

and

development,

on-site

food

and

beverages

and

telecommuting
opportunities.
We

value

diversity

and

inclusion

in

the

employees

of

our

Manager

and

our

Board

of

Directors.

We

were
recognized

in 2020

by
Women

on Boards

because

50% of

our

external directors

and

33% of

our

entire Board

are
women.

Among the Manager’s employees, 28% are women.
In addition, one of our directors is African-American and another is a member of the

LGBTQ+ community.

The Company

plays an

integral role

in providing

permanent financing

for residential

mortgages originated

for
American

homeowners

across

the

United

States,

and

thus

supports

home

ownership

in

the

United

States.

Home
ownership

has

long

been

considered

to

be

an

important

way

for

individuals

to

create

wealth

and

develop

strong
communities.

As of

December

31,

2021,

the Company

owned

Agency

RMBS backed

by 26,118

home

loans and
owned a partial interest in Agency RMBS backed by 635,749 more home loans. Of these loans approximately

20.4%
were made

to first

time home

buyers. Approximately

99.9% of

our assets

are backed

by loans

made to

Americans
with GSE conforming loan sizes, homeowners who make up the backbone of the American economy.
Governance Highlights
We

are

committed

to

sound

corporate

governance,

which

strengthens

the

accountability

of

our

Board

and
promotes the long-term interests of our

stockholders. We believe that our corporate governance standards and policies yield honest, transparent and

accountable directors and executive

officers. The summary

below highlights our Board
and leadership practices and notable stockholder rights, as further discussed below.
● Majority of directors are independent (4 out of 6 current directors)
● All Board committees are composed of independent directors
● Independent directors conduct executive sessions
●
Directors maintain open communication and strong working relationships among themselves and
regular access to management
● Directors conduct robust annual Board and committee self-assessment process
● Directors and executives adhere to minimum stock ownership guidelines
●
Executives are prohibited from pledging, hedging or engaging in short sales involving our securities
● Executives are subject to a claw-back policy
● No stockholder rights plan or “poison pill”
●
Majority voting for the uncontested election of directors where directors are elected by a majority of
the votes cast
● Stockholders have the right to amend bylaws
● All directors elected annually (declassified Board)
● Annual say-on-pay voting
● Stockholder engagement efforts
● Annual review of succession planning for senior management
●
Two Audit Committee

financial experts

●
Full member of National Association of Corporate Directors that provides our directors with access to
Board education opportunities
●
Board members and senior management attend seminars conducted by industry experts covering
accounting, corporate governance and legal issues

●
Company maintains a Code of Business Conduct and Ethics, Code of

Ethics for Senior Financial
Officers and Corporate Governance Guidelines
●
Company maintains a Confidential Whistleblower Policy and Related Party

Transaction Policy
Governance Documents
Governance policies and other governance documents are available on the Company’s website at:
https://ir.orchidislandcapital.com . The information on our website is not a part of this proxy statement.

GENERAL INFORMATION

ABOUT VOTING
Solicitation of Proxies
The enclosed proxy is solicited by and on behalf of our Board. We will bear the expense of soliciting proxies
for the Annual Meeting, including the mailing cost. In addition to solicitation by mail, our officers or an agent of our
designation may solicit proxies from stockholders by telephone, e-mail,

facsimile or personal interview.

Our officers
receive no additional compensation for such services. Upon request, we will reimburse brokers, dealers, banks and
trustees, or their nominees, for reasonable expenses incurred by them in forwarding our proxy materials to beneficial
owners of our common stock.
Votin

g

Securities
The Board of Directors has fixed the close of business on April 14, 2022 as the record date (the “Record Date”)
for determining the holders of our common stock entitled to receive notice of and to vote at the Annual Meeting and
any adjournments

or postponements thereof. On the Record Date, there were 177,117,186 shares of our common
stock outstanding. Only common stockholders of record on the Record

Date are entitled to vote at the Annual
Meeting, and such stockholders will be entitled to one vote for each share of our common stock held, which may be
given in person or by proxy duly authorized in writing by mail, by telephone or by Internet.
Voting
If you hold shares of our common stock in your own name as a holder of record,

you may instruct the proxies to
vote your shares through any of the following methods:
By Telephone

or the Internet
: Common stockholders can vote their shares via telephone or the Internet as instructed in the proxy card.
By Mail
: A common stockholder may elect to vote by mail and should complete,

sign and date the proxy card
and mail it in the pre-addressed envelope that accompanies the delivery of the proxy card. For common stockholders
of record, proxy cards submitted by mail must be received by the date and time of the Annual Meeting. For common
stockholders that hold their shares through an intermediary,

such as a broker, bank or other nominee, the voting
instruction form submitted by mail must be mailed by the deadline imposed by your bank, broker or other agent for
your shares to be voted.
In Person
: Shares of common stock held in your name as the stockholder of record may be voted by you in
person at the Annual Meeting. Shares of common stock held beneficially in street name may be voted by you in
person at the Annual Meeting only if you obtain a “legal” proxy from the broker or other agent that holds your
shares giving you the right to vote the shares and bring that “legal” proxy to the meeting.
Quorum
A quorum will be present at the Annual Meeting if the holders of a majority of the outstanding shares entitled to
vote are present, in person or by proxy.

If you have returned valid voting instructions or if you hold your shares in your own name as a holder of record and attend the Annual Meeting in person with your proxy, your shares will be
counted for the purpose of determining whether there is a quorum. If a quorum is not present, the Annual Meeting
may be postponed or adjourned until a quorum has been obtained. Because there were 177,117,186 eligible votes

as
of the Record Date, we will need at least 88,558,593 votes present in person or by proxy at the Annual Meeting for a
quorum to exist.
Abstentions and “Broker Non-Votes”
A “broker non-vote” occurs when a broker,

bank or other nominee holding shares of common stock on your behalf votes the shares on some matters but not others because that holder does not have discretionary voting power
for that particular item and has not received instructions from the beneficial owner. Pursuant to Maryland law,
abstentions

and broker non-votes are counted as present for purposes of determining the presence of a quorum.

Under the rules of the New York

Stock Exchange (the “NYSE”), brokerage firms may have the discretionary authority to vote their customers’ shares on certain routine matters for which they do not receive voting instructions,
including the ratification of the independent registered public accounting firm. The other proposals included in this
proxy statement are not considered “routine” matters, and therefore brokers holding shares beneficially owned by
their clients do not have the ability to cast votes, unless the brokers have received instructions from the beneficial
owners of the shares. As a result, it is important that you provide instructions to your broker so that your shares will
be counted in those matters.
Vote

Required to Approve an Item of Business
Election of Directors (Proposal

1)
. The affirmative vote of a majority of all of the votes cast at a meeting of stockholders duly called and at which a quorum is present is necessary for the election of directors. For purposes of
Proposal 1, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result
of the vote.
Ratification of Appointment of BDO (Proposal

2)
. The affirmative vote of a majority of all of the votes cast at a meeting of stockholders duly called and at which a quorum is present is required to ratify the appointment of BDO
as our independent registered public accounting firm for the year ending December 31, 2021. For purposes of the
vote on Proposal 2, abstentions will not be counted as votes cast and will have no effect on the result of the vote.
Approval of our Executive Compensation

(Proposal 3).

The affirmative vote of a majority of all of the votes
cast at a meeting of stockholders duly called and at which a quorum is present is required to approve, by a non-
binding vote, our executive compensation. For purposes of the vote on Proposal

3, abstentions and broker non-votes
will not be counted as votes

cast and will have no effect on the result of the vote.

If you sign and return your proxy card without giving specific voting instructions,

your shares will be voted as
recommended by our Board.
Right to Revoke Proxy
You

have the right to revoke your proxy at any time before the Annual Meeting. If you are a holder of record, you may contact our corporate secretary and request that another proxy card be sent to you. Alternatively, you

may
use the Internet or the telephone to authorize a new proxy and revoke your old proxy, even if you previously

mailed
in a proxy card. The latest-dated, properly completed proxy that you submit, whether through the Internet, by
telephone or by mail, will count as your vote. Please note that if you submit a later proxy authorization by mail, your
reauthorization will not be effective unless it is received by our corporate secretary prior to the start of the Annual
Meeting. Attendance at the Annual Meeting will not by itself constitute revocation of a previously submitted,
properly completed proxy.

If your shares are held in street name, you must contact your bank, broker or other nominee and follow their procedures for changing your vote instructions.

PROPOSAL 1: ELECTION OF DIRECTORS
Pursuant to our corporate charter, holders of

our common stock elect each of the members of the Board of
Directors annually. The

Board has set six directors as the number to be elected at the Annual Meeting and has nominated the individuals named below.

All nominees are currently directors of the Company and have been previously elected by our stockholders. Each nominee has been nominated by the Nominating and Corporate
Governance Committee of the Board of Directors, in accordance with our bylaws,

to stand for re-election at the
Annual Meeting and

to hold office until our annual meeting to be held in 2023 and until his or her successor is duly
elected and qualified. It is expected that each of the nominees will be able to serve,

but if any such nominee is
unable to serve for any reason, the proxies reserve discretion to vote or refrain from voting for a substitute nominee
or nominees. A common stockholder using the enclosed form of proxy can vote for or against any or all of the
nominees or may abstain from voting for any or all of the nominees.
We believe that

all of our director nominees possess the personal and professional qualifications necessary to
serve as a member of our Board of Directors. Our directors have been evaluated by the Nominating and Corporate
Governance Committee pursuant to the guidelines described below under “Nominating and Corporate Governance
Committee,” and the determination was made that each of them fulfills and exceeds the qualities that we look for in
members of our Board of Directors. Messrs. Cauley and Haas are affiliates of Bimini Advisors, LLC, which is the
Company’s manager (the “Manager”).

The Board has determined that each of our director nominees, other than
Messrs. Cauley and Haas, is an independent director as discussed below under

“Director Independence.”
The information set forth below is current as of April 21, 2022 with respect to each nominee for election at the
Annual Meeting. The business address of each nominee is Orchid Island

Capital, Inc., 3305 Flamingo Dr., Vero
Beach, Florida 32963. We

have highlighted specific attributes for each Board member below.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR
THE ELECTION OF ALL DIRECTOR NOMINEES.

NOMINEES FOR DIRECTOR
ROBERT E. CAULEY,

CFA
Chairman, President and Chief Executive Officer
Director since August 2010
Age 63
Mr. Cauley has been our Chairman,

President and Chief Executive Officer (“CEO”) since August

2010 and is
the President, Chairman and CEO of our Manager.

Mr. Cauley co-founded Bimini Capital

Management, Inc.
(“Bimini”) in 2003 and has served as its CEO and Chairman of the Board of

Directors since April 2008. He served
as Vice-Chairman, Chief Financial

Officer and Chief Investment Officer prior

to April 2008. Prior to co-founding
Bimini in 2003, Mr. Cauley

was a vice-president and portfolio manager at Federated Investors in Pittsburgh from
1996 to 2003. Prior to 1996, Mr. Cauley

was a member of the ABS/MBS structuring desk at Lehman Brothers from
1994 to 1996 and a credit analyst at Barclays Bank, PLC from 1992 to 1994. Mr.

Cauley is a CPA (inactive

status)
and served in the United States Marine Corps for four years. We believe that Mr. Cauley should

continue to serve as
a member of our Board of Directors due to his experience managing a publicly-traded

REIT and his career as a
RMBS portfolio manager.
GEORGE H. HAAS, IV
Chief Financial Officer and Chief Investment Officer
Director since August 2010
Age 45
Mr. Haas has been our Chief Financial

Officer and Chief Investment Officer since

August 2010 and has served
on our Board of Directors since August 2010. Mr.

Haas is the Chief Investment Officer and Chief Financial Officer
of our Manager. Mr.

Haas has been the President, Chief Investment Officer and Chief

Financial Officer of Bimini
since April 2008. Prior to assuming those roles with Bimini, he was Bimini’s

Senior Vice President and

Head of
Research and Trading. Mr.

Haas joined Bimini in May 2004 as Vice

President and Head of Mortgage Research. He
has over 21 years of experience in the mortgage industry and has managed trading operations for the portfolio since
his arrival in May 2004. Mr. Haas has

approximately 14 years of experience as a member of senior management of a
publicly-traded REIT.

He has also been a member of the Board of Managers of Royal Palm Capital, LLC since
2007. Prior to joining Bimini, Mr.

Haas worked in the mortgage industry at both National City Mortgage and
Homeside Lending, Inc. We

believe that Mr. Haas should continue to

serve as a member of our Board of Directors
due to his experience as the Chief Financial Officer of a publicly-traded

REIT and his experience in the mortgage
industry.
W COLEMAN BITTING
Director since February 2013
Age 56
Mr. Bitting has maintained

a private consulting practice focused on REITs

since July 2007. Mr. Bitting was a
Founding Partner and Head of Corporate Finance at Flagstone Securities (“Flagstone”),

a leading investment bank
that specialized in mortgage REITs

and finance companies, from 2000 to February 2007. Flagstone managed more
than 40 equity offerings raising more than $5 billion of equity capital.

Flagstone helped clients build investment and
liability management practices. Prior to Flagstone, Mr.

Bitting held senior equity research positions at Stifel,
Nicholas & Co. Inc. and Kidder, Peabody

& Co., Inc. Due to his significant capital markets experience and experience analyzing and advising REITs,

we believe Mr. Bitting should

continue to serve as a member of our
Board of Directors.

FRANK P.

FILIPPS
Director since February 2013
Age 74
From 2005 to July 2008, Mr. Filipps served

as the Chairman and Chief Executive Officer of Clayton Holdings,
Inc., a mortgage services company,

leading it through its initial public offering and listing on the Nasdaq, as well as its subsequent sale. Prior to that, Mr.

Filipps was employed by the Radian Group, Inc., spending two years as Senior
Vice President and Chief Financial Officer,

one year as Executive Vice President and

Chief Operating Officer and
10 years as Chairman and Chief Executive Officer.

In his time with the Radian Group, Inc., Mr.

Filipps led the
company through its initial public offering and listing on

the NYSE. Prior to his tenure with the Radian Group, Inc.,
Mr. Filipps spent 17 years with American

International Group, Inc. (“AIG”) (NYSE: AIG), where he held multiple
Vice President-level positions

and was the President, Chief Executive Officer and founder of

AIG Capital
Corporation, the first non-insurance financial company within AIG, which focused on interest rate swaps, foreign
exchange and equity arbitrage and leveraged buyout bridge financing.

Mr. Filipps has served as a director

and the
chair of the audit committee of Impac Mortgage Holdings, Inc. (NYSE Amex:

IMH) since 1995, as a director of
Primus Guaranty,

Ltd. (NYSE: PRSG) from 2002 through 2014 and as chair of its compensation committee from
2002 to 2006 and its nominating and corporate governance committee from

2007 to 2011. Mr.

Filipps has also
served as a director of Ready Capital Corporation (f/k/a Sutherland Asset Management

Corp.) (NYSE: RC) since
2014,

and as chair of its audit committee since 2016. He has also served as a director and chairman of the
governance committee of Fortegra Financial Corp. (NYSE: FRF) from

2010 through 2014 and as chair of its
nominating and governance committee from 2010 to 2011

and its compensation committee since 2012. Due to his
financial and business expertise, diversified management background,

extensive experience with real estate-related
and mortgage services companies, and experience as a director of other public companies, we believe Mr. Filipps
should continue to serve as a member of our Board of Directors.
AVA

L. PARKER
Director since February 2013
Age 59
In 2015, Ms. Parker was appointed as the 5th President,

and the first female president, of Palm Beach State
College. Palm Beach State serves over 40,000 students annually and offers Bachelors and Associates degrees, and
awards technical certificates. Prior to her appointment to Palm Beach State College,

she served as the Executive
Vice President and Chief Operating

Officer of Florida Polytechnic University from 2012-2015.

On March 30, 2022,
Ms. Parker was appointed to the board of directors of MasTec,

Inc. (NYSE: MTZ), a publicly traded infrastructure
construction company.

From 2001-2015, Ms. Parker was a partner in the law firm of Lawrence & Parker,

PA, where
she served as bond counsel and underwriter’s counsel in connection with municipal finance transactions as well as
assisted for-profit and not-for-profit clients with corporate organization,

development and interpretation of contracts
and litigation issues. From 2002-2015, Ms. Parker also served as the President of

Linking Solutions, Inc., which
provided training, technical support and program management services in the public and private sectors. Ms. Parker
has served as a director of Professional Holding Corp. (Nasdaq: PFHD) since 2020.

She has also served as a director
of the American Association of Community Colleges (“AACC”) since 2020,

and as a member of AACC’s Executive
Committee since 2021, where she chairs AACC’s

Committee on Audit and Finance.

In 2006, Ms. Parker was
appointed to the Jacksonville Transportation

Authority Board of Directors, and served as a Board Member from
2006-2015 and Chairman from 2009-2010. Ms. Parker also served as a Board Member from 2002-2012 and Chair of
the State of Florida Board of Governors of the State University System from

2010-2012. Due to her experience as an
executive, her leadership on several private, state and municipal boards,

and her experience with complex financial
transactions and corporate counseling, we believe Ms. Parker should continue to serve as a member of our Board of
Directors.

PAULA MORABITO
Director since December 2017
Age 66
Ms. Morabito was an audit partner at Ernst & Young,

LLP,

where she served as a Real Estate, Hospitality and
Construction Leader of the Southeast Region, a position she held from 2007 through her retirement in 2016. Ms.
Morabito had been with Ernst & Young,

LLP for over 25 years and held various leadership positions in the organization, serving on both the Southeast Region

Assurance Operating Committee and the Real Estate Operating
Committee during her tenure. Ms. Morabito currently serves as a consultant with Morabito Consulting LLC. Due to
the insight she brings from approximately 35 years of experience and leadership in the accounting and real estate
finance industry,

we believe Ms. Morabito should continue to serve as a member of our Board of Directors.
CORPORATE GOVERNANCE
We believe that

we have implemented effective corporate governance

policies and observe good corporate
governance procedures and practices. We

have adopted a number of written policies, including corporate governance guidelines, a code of business conduct and ethics, a code of ethics for senior financial officers, a
whistleblower policy and charters for our Audit Committee, Compensation

Committee and Nominating and
Corporate Governance Committee. These written policies can be found on our website at
https://ir.orchidislandcapital.com .
As part of our ongoing efforts to review and evaluate our corporate governance,

we have adopted several
corporate governance improvements in the past five years, including the following (as described in more detail
below):
●
Information Technology

Disclosure.
We included

enhanced disclosure in this proxy statement about our
information technology systems, the Board’s

oversight role in cybersecurity and the Company’s

efforts to
mitigate security breaches.
● ESG Disclosure
. We included

disclosure in this proxy statement about our ESG achievements and highlights.
●
Majority Vote

and Director Resignation Policy
. We changed the voting

standard for director elections from
a plurality voting standard to a majority voting standard in uncontested elections and adopted a director
resignation policy,

whereby incumbent directors who fail to receive a majority of the votes cast are required to promptly tender a letter of resignation to the Board.
● Bylaw Amendments
. We changed our

Bylaws so that the power to alter, amend or repeal

the Company’s
Bylaws is no longer vested exclusively with the Board. The Company’s stockholders, in addition to the
Board, now have the power to alter, amend or

repeal the Bylaws and to make new Bylaw provisions, in
each case by the affirmative vote of the holders of a majority of the shares of common stock in the
Company then outstanding and entitled to vote on the proposed amendment.
● Compensation “Clawback” Policy
. Incentive compensation paid to named executive officers whose actions
cause, or contribute to, a restatement of the Company’s

reported financial or operating results is subject to
recoupment via the Company’s compensation

“clawback” policy.
● Minimum Stock Ownership Guidelines
. We adopted robust

stock ownership and retention policies for our
directors and executive officers.
● Policy Prohibiting Pledging and Hedging
. Directors and executive officers are prohibited from engaging in
short-selling, pledging, or hedging transactions in the Company’s securities.

Stockholder Outreach
We have continued

our stockholder outreach efforts and intend to expand our stockholder outreach efforts
further in the future. In response to stockholder feedback, and in line with our ongoing evaluation of our corporate
governance practices and commitment to improved transparency,

we have adopted several enhancements to our
corporate governance and added enhanced disclosure to our proxy statement.

The Company looks forward to
continuing to find innovative ways to engage with its stockholders.
Board of Directors Composition
Our business and affairs are managed under the direction of our

Board of Directors. Members of our Board of
Directors are kept informed of our business through discussions with our chairman, CEO and other officers, by
reviewing materials provided to them, and participating in regular meetings of our Board of Directors and its
committees. The Board of Directors is currently comprised of six directors,

all of whom stand for election annually.
The Board of Directors is elected by our stockholders to oversee management of the Company.
During the year ended December 31, 2021, our Board of Directors held

19 meetings. Each director standing for
election attended more than 75 percent of the meetings of our Board of Directors and committees on which he or she
served that were held during the period for which such person was a director.

Directors are expected to attend all
meetings of the Board, meetings of committees on which they serve, and annual meetings of stockholders. All of our
directors attended the 2021 annual meeting, and all of our directors are expected to attend the Annual Meeting this
year.
Director

Independence
The NYSE Listed Company Manual outlines the requirements for a director to be deemed independent by the
NYSE, including the mandate that our Board affirmatively

determine that each of our directors has no material
relationship with us that would impair their independence. Our Board of Directors has reviewed both direct and
indirect transactions and relationships that each of our directors had or maintained with us and our management. Our
Board of Directors affirmatively determined that four

of our current directors are independent directors under the
NYSE Listed Company Manual based upon the fact that they did not have any material relationships with us other
than as directors and holders of our securities. Our current independent directors are W Coleman Bitting, Frank P.
Filipps, Paula Morabito and Ava

L. Parker. Robert E. Cauley and

George H. Haas, IV are not considered
independent because they are employees of Bimini, which is the sole member of our Manager. Therefore, our Board
of Directors is comprised of a majority of independent directors.
Board Diversity
We do not

have a formal policy about diversity,

but the Nominating and Corporate Governance Committee does
consider certain types of diversity when nominating director candidates to the Board, including differences of
viewpoint, professional experience, education, skill, other personal qualities and attributes, race, gender and national
origin. One-third of our directors are women. In addition, one of our directors is African

-American and another is a
member of the LGBTQ+ community.
Board Meetings and Committees
The Board of Directors currently has three standing committees: the Audit Committee,

the Compensation
Committee and the Nominating and Corporate Governance Committee. The

charter of each Board committee is
available on the Corporate Governance section of our website at https://ir.orchidislandcapital.com and will be made
available in print to any stockholder upon written request delivered to our corporate secretary at Orchid Island
Capital, Inc., 3305 Flamingo Drive, Vero

Beach, Florida 32963.
The following table reflects the composition of each of the Board of Director’s standing committees as of April
14, 2022 and the number of meetings held during 2021.

Audit Compensation
Nominating and

Corporate Governance
W Coleman Bitting

.............

Frank P.

Filipps ..................

Paula Morabito ...................

Ava L. Parker .....................

Number of Meetings

.........

8 5 4

_______________

Chair of Committee

Member of Committee
Audit Committee
Mr. Filipps chairs our

Audit Committee. The Board of Directors has determined that each of Mr.

Filipps and
Ms. Morabito qualifies as an “audit committee financial expert,” as that term is defined by Item 407(d)(5)(ii) of
Regulation S-K. In addition, the Board of Directors has determined that each member of the Audit Committee is
financially literate and able to read and understand fundamental financial statements.

The Board of Directors has
also determined that each of W Coleman Bitting, Frank P.

Filipps and Paula Morabito are independent as defined in
Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange

Act”), and as defined in the NYSE
Listed Company Manual and our Corporate Governance Guidelines. The

Audit Committee assists our Board of
Directors in overseeing:
● our accounting and financial reporting processes;
● the integrity and audits of our financial statements;
● our compliance with legal and regulatory requirements;
●
the qualifications and independence of our independent registered public accounting firm; and
●
the performance of our independent registered public accounting firm and any internal auditors.
The Audit Committee is also responsible for engaging our independent registered public accounting firm,
reviewing with the independent registered public accounting firm the plans and results of the audit engagement,
approving professional services provided by the independent registered public accounting firm, reviewing the
independence of the independent registered public accounting firm, considering the range of audit and non-audit
fees and reviewing the adequacy of our internal accounting controls.

The Audit Committee’s purpose and
responsibilities are more fully set forth in the Audit Committee charter,

which is available in the Corporate
Governance section of our website at https://ir.orchidislandcapital.com .
Compensation Committee
Mr. Bitting chairs our Compensation

Committee. The Compensation Committee exercises all powers delegated to it by the Board of Directors in connection with compensation matters, which include reviewing our overall
executive officer and director compensation structure,

policies and programs, making determinations as to
appropriate levels of executive officer compensation, administering the issuance of any equity awards and making
recommendations to the Board of Directors with respect to our incentive compensation plans and equity-based plans
and other compensation-related matters. Our Compensation Committee may designate a sub-committee of at least
one member to address specific issues on behalf of the committee. The Compensation

Committee’s purpose and
responsibilities are more fully set forth in the Compensation Committee charter,

which is available in the Corporate
Governance section of our website at https://ir.orchidislandcapital.com .

Nominating and Corporate Governance Committee
Ms. Parker chairs the Nominating and Corporate Governance Committee, which is responsible for seeking,
considering and recommending to our full Board of Directors qualified candidates for election as directors and
recommending a slate of nominees for election as directors at the Annual

Meeting. It also periodically prepares and
submits the committee’s selection

criteria for director nominees to our Board of Directors for adoption. It reviews and makes recommendations on matters involving the general operation of our

Board of Directors and our corporate
governance, and annually recommends to our Board of Directors nominees for each committee of our Board of
Directors. In addition, the committee annually facilitates the assessment of our Board of Directors’ performance as a
whole and of the individual directors and reports thereon to our Board of Directors.
Before each annual meeting of stockholders, the Nominating and

Corporate Governance Committee considers
the nomination of all directors whose terms expire at the next annual meeting of stockholders and also will consider
new candidates whenever there is a vacancy on the Board or whenever a vacancy is anticipated due to a change in
the size or composition of the Board, a retirement of a director or for any other reason. The Nominating and
Corporate Governance Committee identifies director candidates based on recommendations from directors,
stockholders, management and others. The committee may in the future engage the services of third-party search
firms to assist in identifying or evaluating director candidates. No such firm was engaged in 2021.
Our Nominating and Corporate Governance Committee charter provides that the committee will consider
nominations for membership on our Board by our stockholders. The rules that must be followed for the committee to
consider nominations are contained in the committee’s

charter and our bylaws and include the following:
(i)

the nominating stockholder must have owned, for at least six months prior to the date the nomination is
submitted, shares of the Company’s

common stock or preferred stock, if any,

entitled to vote for directors;
(ii)

the nomination must be received by the Committee pursuant to the Company’s bylaws, which, among other
things, requires notice to be provided at least 120 days, but not more than 150 days,

before the first anniversary of
the mailing date for the proxy materials applicable to the annual meeting prior to the annual meeting for which such
nomination is proposed for submission; and
(iii) a detailed statement that includes the

qualifications, as well as the written consent, of each nominated person must accompany each nomination submitted, as well as any information required by the Company’s

bylaws.
The Nominating and Corporate Governance Committee evaluates the effectiveness of the Board as a whole and
of each individual director annually and identifies any areas in which the

Board would be better served by adding
new members with different skills, backgrounds or areas of experience.

The Board considers director candidates,
including those nominated by stockholders, based on a number of factors including: whether the Board member will
be “independent,” as such term is defined by the NYSE listing standards; whether the candidate possesses the
highest personal and professional ethics, integrity and values; whether the candidate contributes to the overall
diversity of the Board; and whether the candidate has an inquisitive and objective perspective, practical wisdom and
mature judgment. Candidates are also evaluated on their understanding of our business, experience and willingness
to devote adequate time to carrying out their duties. The Nominating and Corporate Governance Committee also
monitors the mix of skills, experience and background to assure that the

Board has the necessary composition to
effectively perform its oversight function.
The following list summarizes a number of the competencies currently represented by our director nominees
that we believe are important to their oversight of our business and operations.
Leadership Investment Activities Governance
Public Company Executive Experience Mortgage-Backed Securities Audit
Public Company Board Experience Counterparty Risk Management Compensation
Investor Relations Finance Regulatory Compliance
Capital Markets
Hedging

The Nominating and Corporate Governance Committee’s

purpose and responsibilities are more fully set forth in
the Nominating and Corporate Governance Committee charter,

which is available in the Corporate Governance
section of our website at https://ir.orchidislandcapital.com .
Board of Directors Leadership Structure
The Board of Directors believes it should maintain flexibility to select the Chairman of the Board and the CEO
based on criteria and qualifications that the Board deems to be in the best interests of the Company. At this time,

the
positions of Chairman of the Board and CEO are combined. Robert E. Cauley holds these positions and leads our
Board of Directors meetings. The Board believes Mr.

Cauley’s extensive experience

and knowledge regarding the
Company’s business positions him

to provide the most effective and competent leadership of the Company and the
Board. As a founding officer of the Company and a co-founder of our Manager, Mr.

Cauley has the familiarity and
expertise to best understand opportunities and risks facing the Company,

and the Board believes that he is in the best
position to lead both the Company and the Board.
The Board also recognizes the importance of strong independent leadership,

and therefore also has a lead
independent director, Frank P.

Filipps. The duties and responsibilities of the lead independent director include the
following:
●
Following consultation with the Chairman and CEO and other directors,

providing input into and approving
Board meeting agendas and schedules, assuring that there is sufficient time for discussion of all agenda
items;
●
Calling special meetings or executive sessions of the Board and calling and presiding at executive sessions
or meetings of non-management or independent directors and, as appropriate,

providing feedback to the
Chairman and CEO and otherwise serving as a liaison between the independent directors and the Chairman;
●
Working

with committee chairs to ensure coordinated coverage of Board responsibilities;
●
Facilitating communication between the Board and senior management,

including advising the Chairman
and CEO of the Board’s informational

needs and approving the types and forms of information sent to the
Board;
●
Serving as an additional point of contact for Board members and stockholders and being available for
consultation and direct communication with major stockholders; and
●
Staying informed about the strategy and performance of the Company and reinforcing that expectation for
all Board members.
Each of the Board of Directors’ standing committees are chaired by independent directors, and in that capacity,
they are able to call meetings, set agendas and direct the attention of those committees on a wide range of corporate
matters. Given the nature and scope of our current operations and our small management team, the Board of
Directors believes that our current leadership structure and allocation of responsibilities is appropriate while
maintaining strong independence.
Board Role in Risk Oversight
The Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas being
conducted by the relevant Board committees. The Audit Committee oversees management of financial risks and
risks relating to potential conflicts of interest. The Compensation Committee is responsible for overseeing the
management of risks relating to compensation arrangements. The

Nominating and Corporate Governance
Committee manages risks associated with the size, composition and independence of the Board of Directors. These
committees provide reports periodically to the full Board of Directors. The oversight responsibility of the Board of
Directors and its committees is supported by management reporting processes that are designed to provide visibility
to the Board of Directors about the identification, assessment and management of critical risks. These areas of focus
include strategic, operational, financial and reporting, compensation,

cybersecurity and information technology,

legal and compliance and other risks. The management reporting process includes regular reports from the CEO,
which are provided with input from the senior management team.
The Company believes oversight of cybersecurity risk is the responsibility of the full Board. The Board
considers the Company's cybersecurity posture and risk exposure with management taking into consideration our
operations and the types of data retained on our systems as part of its periodic review of the Company’s risk
management. Our primary business involves investments in Agency RMBS, which are securities backed primarily
by single-family residential mortgage loans.

We do not receive personal

information on individual mortgage
borrowers. Mr. Bitting has significant

knowledge in information technology oversight as a result of his experience managing and overseeing information technology at Flagstone.

The Board will review the Company’s

cybersecurity
program and risk exposure with management on at least an annual basis and will receive reports from management
on these matters from time to time. The Board may also conduct additional cybersecurity reviews or receive
additional updates or reports as it deems necessary.
Majority Vote and Director Resignation Policy
The Company’s Bylaws include

a majority voting standard in uncontested elections (in which a nominee is elected only if the votes cast “for” his or her election exceed the votes cast “against” his or her election). The
Bylaws also include a plurality voting standard in contested elections, which includes an election for which, as of
the date that is fourteen (14) days in advance of the date the Company files its definitive proxy statement, there are
more nominees for election than positions on the Board to be filled by that election.
Pursuant to the Company’s

Corporate Governance Guidelines, which include a director resignation provision, incumbent directors who fail to receive a majority of the votes cast are required to promptly tender a letter of
resignation to the Board, and the Nominating and Corporate Governance

Committee of the Board will make a
recommendation to the Board on whether to accept or reject the resignation,

or whether any other action should be
taken. Taking into

account the recommendation of the Nominating and Corporate Governance Committee, the
Board will determine whether to accept or reject any such resignation, or what other action should be taken within
120 days from the date of the certification of the election results, and the Company will report such decision in a
Current Report on Form 8-K filed with the U.S. Securities and Exchange

Commission (“SEC”).
Bylaw Amendments
The Bylaws also provide that the Company’s

stockholders, in addition to the Board, shall have the power to alter, amend or repeal the Bylaws and to make new

Bylaw provisions, in each case by the affirmative vote of the holders of a majority of the shares of common stock in the Company then outstanding and entitled to vote on the
proposed amendment. Stockholders must submit proposed amendments to the Company’s Bylaws in compliance
with the Company’s Bylaws.
Policy Prohibiting Pledging and Hedging
The Company has a Policy Prohibiting Pledging and Hedging that applies to all officers and directors of the
Company and provides that such individuals are prohibited from (i) making or maintaining any pledges of securities
of the Company or otherwise holding securities of the Company in a margin account, or (ii) engaging in any hedging
transactions with respect to securities of the Company,

such as prepaid variable forward contracts, equity swaps,
collars, and exchange funds.
Minimum Stock Ownership Guidelines
Each executive officer is required to retain an amount equal to at least 66%

of the net shares received through
the Company’s stock incentive plans.

“Net shares” are those shares that remain after shares are sold or netted to pay the exercise price of stock options (if applicable) and withholding taxes.

There is no minimum time period required
for executive officers to achieve the stock ownership guidelines.
Directors who are not also executive officers of the Company are required to hold shares of the Company’s
common stock or deferred stock units (“DSUs”) with a value equal to three times the amount of the annual cash
retainer paid to directors. Directors are required to achieve the stock ownership guideline by January 10, 2023 (the

fifth anniversary of the adoption of the stock ownership guidelines) or within five years of first appointment to the
Board, whichever is later. Until the stock

ownership guideline is achieved, each director is encouraged to retain 60%
of net shares or DSUs received through the Company’s

stock incentive plans.
Incentive Compensation Recoupment Policy
Pursuant to its Incentive Compensation Recoupment Policy (“Clawback

Policy”), in the event of a required
restatement of the Company’s financial

statements due to material non-compliance with any financial reporting requirement under applicable securities laws (a “Restatement”), the

Compensation Committee has the right, as to
each named executive officer of the Company (each, a “Covered

Executive”), to cause the Company to require the
reimbursement or forfeiture by such Covered Executive, to the extent permitted by applicable law, of up to an
amount equal to the difference between (i) the Incentive Compensation

(as defined below) paid to such Covered
Executive based on the original financial information and (ii) the Incentive

Compensation that would have been paid
to such Covered Executive based on the information included in the Restatement,

as determined by the
Compensation Committee in its sole discretion.
For purposes of the Clawback Policy,

“Incentive Compensation”

means any cash, equity or equity-based
compensation, payment or award granted under any of the Company’s incentive compensation plans (including
awards subject to service-based, performance-based or other conditions, or any combination of the foregoing) that is
(i) granted, earned or vested based wholly or in part upon the attainment of any financial reporting measure (which
includes, without limitation, the Company’s

stock price or total stockholder return) and (ii) deemed to be received by the Covered Executive, in each case, during the fiscal period(s)

affected or covered by the Restatement, including
any fiscal period ending prior to December 13, 2017, the effective date of the Clawback Policy. For

purposes of the
Clawback Policy, Incentive

Compensation is deemed to be received during the fiscal period in which the applicable financial reporting measure is attained, even if the payment or grant occurs later. Notwithstanding the foregoing,

if
the Compensation Committee determines that a Restatement is required,

the Incentive Compensation that may be
subject to recoupment under the Clawback Policy will be limited to

Incentive Compensation received during the two
completed fiscal years immediately preceding the date upon which the

Compensation Committee makes such
determination.
Cybersecurity
Both our Manager and our Board of Directors place a high priority on maintaining security over our financial
information that can be accessed via the Internet and mitigating information security risks. The Company contracts
with a third-party security firm to provide threat detection and conduct annual testing on our systems. The Company
contracts with a third-party security firm to provide threat detection and conduct annual testing on our systems. This
third-party security firm also provides training to our Manager’s employees, helping our Manager’s information
technology team to maintain a state-of-the-art cyber security system and stay up to date on the latest threats and
counter measures available. At least annually,

our Manager has the information technology team make a formal presentation to our Board of Directors to keep the Board apprised of the level of cyber security that exists to protect
our financial information and the latest threats that have emerged.

Our Manager’s information technology team
attends continuing education seminars provided by leading security and software providers in the industry and
receives timely alerts to any new viruses or cyber threats as they occur.

We are not aware of any

material security
breach to date.

Accordingly, we have not incurred

any expenses over the last three years on information security breaches.
COMPENSATION COMMITTEE

INTERLOCKS AND INSIDER PARTICIPATION
No member of the Compensation Committee was at any time during 2021 an officer or employee of ours or any
of our affiliates, nor is any member a former officer

of ours or any of our affiliates. In addition, no executive officer of the Company currently serves as a director or member of the Compensation

Committee of any entity that has one
or more executive officers serving as one of our directors.

COMPENSATION OF

DIRECTORS
2021 Compensation
Our non-employee director compensation program was designed

to link long-term equity-based compensation
awards to the preservation of stockholders’ book value per share and promote equity accumulation and ownership
by our directors. These factors promote significant alignment between non-employee director compensation and
both the interests of our long-term stockholders and the risk-management emphasis of our investment philosophy.
Our non-employee director compensation for 2021 consisted of annual cash and equity retainers and meeting
fees, as set forth in the table below.
Annual cash retainer

$

70,000
(1)
Board and Committee Meeting Fee (in person attendance)

$ 1,500
Board and Committee Meeting Fee (telephonic attendance)

$ 1,000
Annual Equity Compensation
(2)

$ 60,000

_______________

(1)

The Chair of the Audit Committee received an additional annual cash retainer of $12,500, and the Chairs of the
Compensation Committee and the Nominating and Corporate Governance Committee each received an additional annual cash retainer of $7,500. Cash retainers were paid in four substantially equal installments at the end of each calendar quarter in 2021.
(2)

Each non-employee director also received equity compensation with a target aggregate value of $60,000 during 2021. As explained below, equity awards are granted quarterly in the form of deferred stock units (“DSUs”) under the Orchid Island
Capital, Inc. 2021 Equity Incentive Plan (the “2021 Plan”).
Additionally, each independent

director receives reimbursement for travel and hotel expenses associated with attending such Board and committee meetings, as well as for his or her attendance at other meetings or events
related to the Company.

Non-employee directors may also be reimbursed for out-of-pocket expenses incurred in
attending conferences or educational seminars that relate to their Board services. These retainer fees are paid
quarterly.
As described in the above table, annual equity compensation was granted to each non-employee director in the
form of DSUs at the end of each calendar quarter in 2021. Each DSU represents a right to receive one share of the
Company’s common

stock. The DSUs are immediately vested and are settled at a future date based on the election of the individual participant. The DSUs provide non-employee directors with dividend equivalent rights, which
entitle the director to receive distributions declared by the Company on common stock. These dividend equivalent
rights are settled in cash or additional DSUs at the participant’s election. The DSUs do not include the right to vote
the underlying shares of common stock. For 2021, the target value of each quarter’s equity award was set at
$15,000. The use of multiple grants during each calendar year emphasizes our commitment to risk-assessment and
risk-management throughout each fiscal year.

The following table sets forth the compensation paid to non-employee directors during 2021:

Director Compensation*
Fees Earned or
Name
Paid in Cash
(1)
Stock Awards
(2)
Total
W Coleman Bitting $ 112,500 $ 60,000 $ 172,500
Frank P.

Filipps
122,500 60,000 182,500
Ava L. Parker 108,500 60,000 168,500
Paula Morabito 104,000 60,000 164,000

_______________

*

Columns for “Option Awards,” “Non-Equity Incentive Plan Compensation,” “Changes in Pension Value

and Nonqualified
Compensation Earnings” and “All Other Compensation” have been omitted because they were not applicable.
(1)

Amount represents the fees earned by each of our non-employee directors during 2021.

(2)

Amount represents the aggregate grant date fair value of DSUs granted to each non-employee director during 2021 computed in accordance with the rules of Financial Accounting Standards Board Accounting Standards Codification Topic
718 (“FASB ASC Topic

718”). For information regarding assumptions underlying the valuation of equity awards, see Note
8 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31,
2021. None of the directors held unvested stock-based awards as of December 31, 2021.

2022 Compensation
In December 2021, the Board approved a Director Cash Compensation

Deferral Election form, allowing non-
employee directors to receive payment of cash compensation in the form of current cash, deferred cash or deferred
stock units beginning in 2022.

PROPOSAL 2: TO RATIFY

THE SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Our Audit Committee has selected the accounting firm of BDO USA, LLP to serve as our independent
registered public accounting firm for the year ending December 31, 2022,

subject to ratification of this appointment
by our stockholders. Action by stockholders is not required by law in the appointment of an independent registered
public accounting firm, but this appointment is submitted by the Board of Directors in order to give the stockholders
a voice in the designation of auditors. If the appointment is not ratified by the stockholders, the Board of Directors
will reconsider its choice of BDO as our independent registered public accounting firm. BDO has advised us that
neither it nor any member thereof has any financial interest, direct or indirect,

in the Company in any capacity. BDO
has served as our independent registered public accounting firm since our formation in August 2010.
The Company anticipates that a representative of BDO will be present at the Annual Meeting, will be given the
opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.
THE BOARD RECOMMENDS A VOTE FOR
THE RATIFICATION

OF THE SELECTION OF BDO USA, LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PRE-APPROVAL

POLICIES AND PROCEDURES OF OUR AUDIT COMMITTEE
Our Audit Committee must pre-approve, to the extent required by applicable law, all audit services and
permissible non-audit services provided by our independent registered public accounting firm, except for any de
minimis non-audit services. All of the fees reflected below were approved by our Audit Committee.
FEE DISCLOSURE
The following table lists the fees for services rendered by BDO, our independent registered public accounting
firm for the years ended December 31, 2021 and 2020:
Fee Category 2021 2020
Audit Fees $ 636,670 $ 637,800
Audit-Related Fees - -
Tax Fees - -
All Other Fees - -
Total Fees $ 636,670 $ 637,800
Audit Fees
“Audit Fees” relate to fees and expenses billed by BDO for the annual audit, including the audit of our financial
statements, review of our quarterly financial statements and for comfort letters and consents related to stock
issuances and other corporate transactions.

Fees for the years ended December 31, 2021 and 2020 include $131,670 and $117,800, respectively,

for the audit related services performed in connection with the issuance of comfort letters and consents related to stock issuances and the filing of registration statements.
Audit-Related Fees
“Audit-Related Fees” consist of fees and expenses for assurance and related services that are reasonably related
to the performance of the audit or review of our financial statements that are not

“Audit Fees.”
Tax Fees
“Tax Fees” consist of fees

and related expenses billed for professional services for tax compliance, tax advice
and tax planning. These services include assistance regarding federal and state tax compliance and tax planning and
structuring.
All Other Fees
“All Other Fees” consist of fees and expenses for products and services that are not

“Audit Fees,” “Audit-
Related Fees” or “Tax

Fees.”

AUDIT COMMITTEE REPORT
The Audit Committee reports to and acts on behalf of our Board of Directors by providing oversight of our
financial management, independent auditor and financial reporting controls and accounting policies and procedures.
Our management is responsible for preparing our financial statements and systems of internal control, and the
independent auditor is responsible for auditing those financial statements and expressing its opinion as to whether
the financial statements present fairly,

in all material respects, our financial position, results of operations and cash flows in conformity with generally accepted accounting principles and internal controls over financial reporting. The
Audit Committee is responsible for overseeing the conduct of these activities by our management and the
independent auditor.
In this context, the Audit Committee has:
●
Met and held discussions with management and the independent auditor.

Management represented to the
Audit Committee that our financial statements as of and for the year ended

December 31, 2021 were
prepared in accordance with generally accepted accounting principles,

and the Audit Committee has
reviewed and discussed the quality,

not just the acceptability, of

the accounting principles, the
reasonableness of significant judgments and the clarity of disclosures included in our financial statements
with management and the independent auditor.
●
Discussed with the independent auditor matters required to be discussed by the applicable auditing
standards of the Public Company Accounting Oversight Board

as periodically amended (including
significant accounting policies, alternative accounting treatments and estimates, judgments and
uncertainties) and the SEC.
●
Received the written disclosures and the letter from the independent auditor required by the applicable
requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s
communications with the Audit Committee concerning independence,

and the Audit Committee and the
independent auditor have discussed the auditor’s independence from the Company and our management,
including the matters in those written disclosures.
●
Discussed with our independent auditor, with

and without management present, their evaluations of our
internal accounting controls and the overall quality of our financial reporting.
The members of the Audit Committee are not currently professionally engaged in the practice of auditing or
accounting and as such, cannot be considered experts in the field of auditing or accounting, including with respect to
auditor independence. Members of the Audit Committee rely,

without independent verification, on the information
provided to them and on the representations made by management and BDO. Accordingly,

the Audit Committee’s
oversight does not provide an independent basis to determine that management has maintained appropriate
accounting and financial reporting principles or appropriate internal controls over financial reporting and procedures
designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our
considerations and discussions referred to above do not assure that (i) the audit of our financial statements has been
carried out in accordance with generally accepted auditing standards,

(ii) our financial statements are presented in
accordance with generally accepted accounting principles or (iii) BDO is, in fact,

“independent.”
Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that
our audited financial statements be included in our 2021 Annual Report for filing with the SEC.
By the Audit Committee:
Frank P.

Filipps, Chair
W Coleman Bitting
Paula Morabito

EXECUTIVE OFFICERS
The following sets forth certain information with respect to our named executive officers:
Name Age Position
Robert E. Cauley ..................

63 Chief Executive Officer, President and Chairman of the Board
George H. Haas, IV ..............

45
Chief Financial Officer, Chief Investment Officer, Secretary and

Director
Biographical information on Mr.

Cauley and Mr. Haas is provided above.

COMPENSATION DISCUSSION

AND ANALYSIS
Our Compensation Discussion and Analysis describes our compensation program, objectives and policies for
the executive officers named in this proxy statement and our executive officers generally.
Overview of Compensation Program and Philosophy
We have no

employees. We are externally

managed by our Manager pursuant to a management agreement
between our Manager and us. Our executive officers

and other key professionals are employees of our Manager,
which we refer to as our Manager’s employees, and, except as described below, are compensated by Bimini

for their
services to us. We reimburse

our Manager for our allocable share of the compensation of our Chief Financial
Officer, including, without

limitation, annual base salary,

any related withholding taxes and employee benefits based
on the percentage of time spent on our affairs. We

also make awards under our incentive compensation plans and
equity-based plans from time to time. Our management agreement provides that our Manager will provide us with a
management team, including our Chief Executive Officer,

Chief Financial Officer and Chief Investment Officer

or
similar positions. Each of our officers are employees

of Bimini. The Compensation Committee of Bimini’s

Board of
Directors will determine the levels of base salary and cash incentive compensation that may be earned by our
officers based on factors as Bimini may determine are

appropriate. Bimini will also determine whether and to what
extent our officers will be provided with pension, long-term or deferred compensation and other employee benefits
plans and programs. We

expect that Bimini will use proceeds from the management agreement and overhead sharing
agreement in part to pay compensation to its officers and employees.
Compensation Committee Consideration of the 2021 Advisory Vote of our Stockholders on Executive
Compensation
At our 2021 annual meeting of stockholders, we provided our stockholders with the opportunity to cast an
advisory vote on executive compensation. Over 92% of the votes cast (i.e.,

excluding abstentions and broker non-
votes) on the 2021 Say-on-Pay vote were voted in favor of the proposal. We have considered the results of the 2021
vote and believe the support of our stockholders for that proposal indicates that our stockholders are supportive of
our approach to executive compensation. Thus, we did not make changes to our executive compensation
arrangements in response to the vote. In the future, we will continue to consider the outcome of our Say-on-Pay
votes when making compensation decisions regarding our named executive officers.
Compensation Philosophy
We seek superior

risk-adjusted returns for our stockholders relative to other returns available to fixed income
and equity investors. We

are willing to accept lesser returns in order to mitigate the volatility and possible loss of stockholders’ equity.

Our compensation program seeks to:
● reward superior performance relative to peer group performance;
● emphasize consistent performance relative to market-driven interest rates;
● promote book value preservation;
● reduce peer-influenced, risk-taking incentives; and
● evaluate such performance over time frames as long as five years.
Compensation Paid by our Manager to our Named Executive Officers in 2021
Other than as described in “—2021 Compensation Components—Equity-Based Compensation

,” we did not pay
any compensation to our named executive officers during

the year ended December 31, 2021. The compensation
that we reimbursed to our Manager for our allocable share of the compensation of our Chief Financial Officer is set
forth below in “Certain Relationships and Related Transactions

—Management Agreement.”

Messrs. Cauley and Haas also serve as the executive officers of Bimini,

which is a public company that files its
Exchange Act reports with the SEC. Our Manager is a wholly-owned subsidiary of Bimini. Bimini’s compensation
committee sets the compensation of Messrs. Cauley and Haas on an annual basis. See Bimini’s proxy statement for
its 2021 annual stockholders meeting for a description of Messrs. Cauley’s and Haas’ compensation paid by Bimini
and Bimini’s compensation philosophy.

The Company does not have any input into how Bimini’s

compensation
committee determines the compensation paid to Messrs. Cauley and Haas. Bimini’s compensation of Messrs. Cauley
and Haas is tied to various performance metrics of Bimini Capital and its varied operations

– principally the
management of its own RMBS portfolio and acting as the external manager of the

Company via a subsidiary.
For the fiscal year ended December 31, 2021, our Manager has informed us that 32%,

or approximately $3.2
million, of the management fee paid by the Company to the Manager would have been allocable to named executive
officer compensation based on the percentage of net revenues allocable to the asset management segment of its
operations, as reported by the Manager in the notes to its financial statements included in its Form 10-K for the year
ended December 31, 2021. Of this compensation, our Manager has informed us that approximately 43% was fixed
and 57% was variable or incentive pay.

Our Manager and its affiliates do not use a specific formula to calculate the
variable or incentive pay portion of our named executive officers’

compensation. Additionally,

our Manager and its
affiliates do not explicitly set future variable or incentive compensation on the basis of the compensation the named
executive officers earned in prior years. Generally,

in determining each executive’s variable or

incentive pay, our
Manager has informed us that its compensation committee takes into account factors such as the individual’s
position, his or her contribution to the Manager,

market practices, and the recommendations of our Compensation
Committee. We did

not, nor did our Manager or its affiliates, retain a compensation consultant in connection with
the compensation of our named executive officers

in 2021.
Compensation Policies and Practices as They Relate to Risk Management
We pay our

Manager a management fee that is a percentage of our stockholders’ equity,

as defined in the
management agreement. This management fee is not tied to our performance and, as a result, we believe this
management fee is not reasonably likely to have a material adverse effect on us. We have designed

the incentives
related to award grants to employees of our Manager under the 2021

Plan, as such policies and practices relate to or
affect risk taking by our Manager on our behalf, in a manner that we believe will not cause our Manager to seek to
make higher risk investments. This is largely because potential awards under the 2021 Plan payable to employees of
our Manager avoid placing undue emphasis on the maximization of net income at the expense of other criteria, such
as preservation of capital, to achieve higher awards. We

have designed our award criteria related to the 2021 Plan in an effort to provide the proper incentives to our Manager’s

employees to maximize our performance in order to
serve the best interests of our stockholders. Our Board of Directors and the Compensation

Committee monitors our
award criteria related to our incentive compensation plans and the 2021

Plan to determine whether its risk
management objectives are being met with respect to incentivizing our

Manager’s employees.
2021 Compensation Components
Cash and Other Compensation
Our named executive officers and other personnel who conduct our regular business are employees of our
Manager. Accordingly,

we do not pay or accrue any salaries to our officers. However,

we may elect to pay cash
incentive awards to our officers in the future.
Equity-Based Compensation
As with our non-employee directors, our Compensation Committee may,

from time to time, grant equity awards
in the form of options, stock awards, stock appreciation rights, Performance Units (as defined below), incentive
awards or other equity-based awards to the employees of our Manager,

which includes our named executive
officers, pursuant to the 2021 Plan. We

expect these awards to be designed to align the interests of the employees of our Manager with those of our stockholders by allowing the employees of our Manager to share in the creation of
value for our stockholders through stock appreciation and dividends.

We expect these

equity awards generally to be
subject to vesting requirements over a number of years, and designed to promote the retention of employees and
executives of our Manager and to achieve strong performance for our company. These awards will further

provide

flexibility to us in our ability to enable our Manager to attract, motivate and retain talented individuals at our
Manager.
We believe our

compensation policies are particularly appropriate since we are an externally managed

REIT. To
qualify as a REIT for federal income tax purposes, regulations require us to distribute to our stockholders each
calendar year at least 90% of our REIT taxable income (including certain items of non-cash income), determined
without regard to the deduction for dividends paid and excluding net capital gain.

As a result, we believe that our
stockholders are principally interested in receiving attractive risk-adjusted dividends and stability in book value.
Accordingly, we want

to provide an incentive to our directors and the employees of our Manager that rewards
success in achieving these goals. We

believe that equity-based awards are consistent with our stockholders’

interest
in book value stability, as these individuals

will be incentivized to protect book value for stockholders over time. We believe that this alignment of interests provides an incentive to our Manager’s employees to implement strategies
that will enhance our long-term performance and promote growth in dividends while preserving book value.
As described below in “—Performance Awards”

and “—2021 Long-Term Equity

Incentive Compensation
Plan,” the Company has historically approved annual compensation plans under the Orchid Island Capital, Inc. 2012
Equity Incentive Plan (the “2012 Plan”) and approved an annual incentive compensation plan under the 2021 Plan
pursuant to which if certain performance goals are met over one-, three- and five-year performance periods,
participants in such annual incentive compensation plans will receive performance

-based bonuses. In 2021,
performance bonuses were paid out for performance achieved as of December

31, 2020 with respect to each of (i)
the one-year performance goal under the 2020 Long-Term

Equity Incentive Compensation Plan (the “2020
LTICP”),

(ii) the three-year performance goal under the 2018 Long-Term

Equity Incentive Compensation Plan (the
“2018 LTICP”),

and (iii) the five-year performance goal under the 2016 Long-Term

Equity Incentive Compensation
Plan (the “2016 LTICP”).

See “Executive Compensation—Summary Compensation Table

—Summary
Compensation Table”

and “Executive Compensation—Summary Compensation Table

—Grants of Plan-Based
Awards

Table” for a discussion

of the bonuses paid out during 2021.
Performance Awards
The Compensation Committee may also grant performance awards, which may be granted either alone or in
addition to other awards. Performance awards may be stock-based awards or cash-based awards (in either case,
“Performance Units”). The performance criteria that apply to performance awards and the period on which
performance is measured (the “Performance Period”) shall be determined by the Compensation Committee.
Dividend equivalent rights may be granted in conjunction with a performance award. Dividend equivalents will be
subject to the same vesting requirements as the performance award and will be accumulated and paid after, and only
to the extent that, the performance objectives for the performance award are achieved.

At the conclusion of the
Performance Period, which may not be shorter than twelve months, the

Compensation Committee shall evaluate the
degree to which any applicable performance goals have been achieved and the performance awards have been
earned and shall cause to be delivered the amount earned in either cash, shares,

other property, or any combination
thereof, in the sole discretion of the Compensation Committee at the time of payment.
As described below in “—2021 Long-Term

Equity Incentive Compensation Plan,” the Company has
historically approved annual compensation plans under the 2012

Plan and approved an annual incentive
compensation plan under the 2021 Plan pursuant to which if certain performance goals are met over one-, three-

and
five-year performance periods, participants in such annual

incentive compensation plans will receive performance-
based bonuses, as determined by the Compensation Committee in its sole discretion.

Historically these bonuses have
been settled 50% in immediately vested shares of common stock and

50% in Performance Units. In 2021,
performance bonuses were paid out for performance achieved as of December

31, 2020 with respect to each of (i)
the one-year performance goal under the 2020 LTICP,

(ii) the three-year performance goal under the 2018 LTICP
and (iii) the five-year performance goal under the 2016 LTICP.

See “Executive Compensation—Summary
Compensation Table

—Summary Compensation Table”

and “Executive Compensation—Summary Compensation
Table—Grants of Plan-Based

Awards

Table” for a discussion

of the bonuses paid out during 2021, and see “—
Compensation Decisions Following Fiscal Year

End—2022 Long-Term

Equity-Based Incentive Awards”

for a
discussion of Performance Units granted to our executive officers for performance achieved as of December 31,
2021.

2021 Long-Term Equity Incentive Compensation Plan
During March 2021, we adopted the 2021 Long-Term

Equity Incentive Compensation Plan (the “2021
LTICP”).

The Compensation Committee adopted the 2021 LTICP

to continue its implementation of our
compensation philosophy,

several factors of which are described in more detail below.
●
Superior Performance Relative to Peer Group

Performance
. The Compensation Committee determines a
potential performance bonus based on our financial performance compared to the financial performance of
the Peer Group (as hereinafter defined).
●
Consistent Performance Relative to Market-Driven Interest

Rates
. Returns we can earn are, to a certain
extent, correlated with the interest rate on the current-coupon Agency

RMBS (the “Agency RMBS rate”).
The Compensation Committee determines a potential performance bonus based on our financial
performance compared with the Agency RMBS rate. Setting such a market-driven benchmark creates
incentives to achieve attractive financial performance without exposing us to inappropriate risk taking such
as might be encouraged by:
● low absolute interest rates;
●
a small difference between the Agency RMBS rate and the

comparable duration U.S. Treasury
obligations; or
● excess emphasis on peer-relative performance.
●
Book Value

Preservation
. One of the most significant performance factors for any Agency RMBS REIT is an event of book value impairment, which occurs when market dislocations force asset sales and the
realization of significant losses of stockholders’ equity.

Such events have occurred in the past when interest
rates rose sharply,

the capital markets faced significant liquidity challenges or when the Federal Reserve changed monetary policy unexpectedly.

We seek to minimize the impact

of these events, and make this
success a significant element of differentiation from our peers.

The Compensation Committee determines a
potential performance bonus based on our book value performance compared with the book value
performance of our Peer Group. Because book value performance is part of the calculation of financial
performance for us and our Peer Group, we believe that the addition of a potential performance bonus
focused specifically on book value performance adds emphasis to our focus on book value. Additionally,
the performance of unvested equity-based compensation awards will be adversely affected by events of
book value impairment and positively affected by events of

extraordinary book value preservation.
●
Peer-Influenced, Risk-Taking

Incentives
. One of the easiest ways to increase returns is to take extra risk, whether owning longer duration assets, using more leverage or reducing hedge coverage. In our opinion,
one unintended consequence of peer-relative incentive

compensation programs is that they encourage peer-
relative risk taking. Further, if several of our peers also

focus on peer-relative performance, there is a
perverse incentive among these companies to continually add risk to improve relative performance. We
seek to avoid participating in a “risk-taking arms race” relative to our Peer Group.

The Compensation
Committee sets the relative sizes of the three distinct potential performance bonuses in order to limit the
influence of the risk-taking strategies adopted by our Peer Group.
● Time Frames as Long as Five Years
. We evaluate our

performance over one-, three-

and five-year time
frames, evaluating our performance compared with benchmarks established at the beginning of each period.
In our opinion, a focus on longer-time frames creates a level of continuity in strategy implementation that
could be disrupted by focusing on maximizing a sequence of single year returns.

The longer time frames
are more likely to capture periods when successful risk-avoidance is material to our financial performance,
a feature which aligns this choice with our emphasis on risk management and book value preservation. The
Compensation Committee uses larger performance

bonuses for strong performance generated over the
three-

and five-year time frames.

All employees of the Manager, and employees

of entities affiliated with the Manager are eligible to participate in the 2021 LTICP.

These employees are referred to as “Participants.” For the avoidance of doubt,

Messrs. Cauley
and Haas are Participants in the 2021 LTICP.

Being a Participant does not entitle the individual to an award under the 2021 Plan. The Compensation Committee has absolute sole discretion over all aspects of the 2021 LTICP,
including the ability to reduce the amount of any bonus award or the size of the bonus pool even if the performance
objectives and other terms of the 2021 LTICP

were satisfied.
Participants are eligible to earn awards under the 2021 LTICP for performance over the next one-year,

three-
year and five-year periods. A bonus pool was established under the

2021 LTICP for

each of the one-, three-

and
five-year measurement periods. The amount credited to the bonus pool is based on the Company’s performance
under each of the three performance measures of the 2021 LTICP for each of the three measurement periods. The
Compensation Committee, in its discretion, will determine each Participant’s award (i.e., the percentage of the
bonus pool paid to each Participant) following the end of each of the one-,

three-

and five-year performance periods,
subject to each Participant’s

continued service relationship with the Company on such determination date.
The maximum amount that may be credited to the bonus pool for each measurement period equaled the average
management fees paid by the Company to the Manager (pursuant to the terms of the management agreement
between the Company and the Manager) for such period multiplied by the applicable percentage described in the
table below. Under the

2021 LTICP,

the maximum bonus pool for awards to be issued for performance during (i) the
one-year measurement period ended December 31, 2021 equaled 20%

of the management fees paid for 2021, (ii) the
three-year measurement period ending December 31, 2023 will equal

35% of the average management fees
(calculated on an annual basis) paid for 2021 through 2023

and (iii) the five-year measurement period ending
December 31, 2025 will equal 45% of the average management fees (calculated on an annual basis) paid for 2021
through 2025.
As noted above, the amount credited to the bonus pool for each measurement period reflects the Company’s
performance measured against three criteria (which are described below).

The table below illustrates the maximum
amount that could be credited to the bonus pool for each measurement period (as a percentage of the average
management fees for the applicable period). The table also shows the amount that could be credited to the bonus
pool for each measurement period (also as a percentage of the average management fees for the applicable period)
for achievement of objectives with respect to each of the performance criteria.

For example, the maximum amount
that could be credited to the bonus pool for the three-year measurement period based on Agency RMBS rate relative
performance (as defined below) is 10.50% of the average management fees paid for 2021 through 2023.
1-year 3-year 5-year
Peer-relative financial performance...............................................

9.00% 15.75% 20.25%
Agency RMBS rate relative performance......................................

6.00% 10.50% 13.50%
Peer-relative book value performance

...........................................

5.00% 8.75% 11.25%
Total Measurement Period ................................

............................

20.00% 35.00% 45.00%
The Compensation Committee established the following performance measures and the performance thresholds
that must be satisfied for awards to be earned under the 2021 LTICP.
Peer-Relative Financial Performance . No amount is earned for this performance measure unless the Company’s financial performance for the applicable measurement period exceeds the mean of the financial performance of the
companies in the Peer Group (defined below) for the applicable measurement period. The financial performance of
the Company and those in the Peer Group equals the sum of total dividends paid during the measurement period and
the change in book value during the measurement period divided by the book value on the first day of the applicable
measurement period. The companies in the “Peer Group” consist of AGNC Investment

Corp., Annaly Capital
Management, Inc., Arlington Asset Investment Corp., ARMOUR Residential

REIT, Inc., Capstead

Mortgage
Corporation, Cherry Hill Mortgage Investment Corporation, Dynex

Capital, Inc. and Invesco Mortgage Capital Inc.
Agency RMBS Rate Relative Performance
. The Company’s performance

under this performance measure
equaled the percentage determined by dividing the sum of the change in book value per share during the applicable
measurement period and total dividends paid per share during the measurement period by the book value per share
on the first day of such measurement period. No amount is earned for this performance measure unless the
Company’s performance,

as calculated in the preceding sentence for the applicable measurement period,

exceeds the

Agency RMBS rate of 1.342% on January 1, 2021

plus 400 bps, or 5.342%, multiplied by the number of years in the measurement period.
Peer-Relative Book Value

Performance
. No amount will be earned for this performance measure unless the
Company’s change in book

value for the applicable measurement period (calculated in accordance with the
following sentence) exceeds the mean change in book value for the companies in the

Peer Group. The change in
book value for the Company and those in the Peer Group will be determined by subtracting the book value on the
first day of the measurement period from the book value on the last day in the measurement period, with such
amount divided by the book value on the first day of the measurement period.
If the Company’s results for

a performance measure equal or are less than the threshold for a measurement period, no amount will be added to the bonus pool for the measurement period with respect to that measurement
criteria. The table below details the amounts by which the Company’s performance must exceed the threshold
performance measures described above for the maximum bonus award to be added to the bonus pool. Linear
interpolation will be used for results falling between the threshold and the result that must be achieved to earn the
maximum award.
1-year 3-year 5-year
Peer-relative financial performance........................

Threshold + 5.0% Threshold + 10.0% Threshold + 15.0%
Agency RMBS rate relative performance...............

Threshold + 5.0% Threshold + 10.0% Threshold + 15.0%
Peer-relative book value performance

....................

Threshold + 2.0% Threshold + 4.0% Threshold + 6.0%
The Committee anticipates that 50% of earned bonuses will be paid to Participants in immediately vested shares
of the Company’s common stock

and 50% will be paid in the form of Performance Units, all of which will be issued under the 2021 Plan. The number of immediately vested shares of the

Company’s common stock and Performance
Units to be issued in satisfaction of the earned bonuses will be determined by dividing the dollar amount of each
Participant’s award (i.e.,

the percentage of the bonus pool paid to each Participant) by the average closing price of
the Company’s common stock on

the NYSE for the 10 trading days preceding the grant date of the common stock and Performance Units, rounded down to the nearest whole number.

The Performance Units will vest at the rate of
10% per quarter commencing with the first quarter after the one-year anniversary of the end of the applicable
measurement period, with the Participant receiving one share of the

Company’s common stock for each
Performance Unit that vests. The Participant must continue to be employed by the Company as of the end of each
such quarter in order to vest in the number of Performance Units scheduled to vest on that date.

The Performance Units will contain dividend equivalent rights which entitle the Participants to receive
distributions declared by the Company on common stock. One Performance

Unit is equivalent to one share of
common stock for purposes of the dividend equivalent rights. Other than dividend equivalent rights, the
Performance Units do not entitle the Participants to any of the rights of a stockholder of the Company.
The number of outstanding Performance Units actually earned by a Participant and settled on the applicable
vesting date may be adjusted if any of the following events occur:

Book Value

Impairment
. A “Book Value

Impairment” will occur if over any two consecutive quarters the following conditions are satisfied: (i) the Company’s

book value per share declines by 15% or more during the first of such two quarters and (ii) the Company’s

book value per share decline from the beginning of such two quarters to
the end of such two quarters is at least 10%. If a Book Value

Impairment occurs, then the number of Performance
Units that are outstanding as of the last day of such two quarter period shall be reduced by 15%.
Extraordinary Book Value

Preservation
. “Extraordinary Book Value

Preservation” will occur in any quarter in
which the following conditions are satisfied: (i) the median change in the book value per share of specified peer
companies (the “Median Book Value

Decline”) is a decline of 6% or more and (ii) the Company’s

book value per
share either (a) increases or (b) declines by a percentage that is less than 50% of the Median Book

Value

Decline. If
an event of Extraordinary Book Value

Preservation occurs, then the number of Performance Units that are outstanding as of the last day of the quarter in which the Extraordinary Book Value

Preservation has occurred will
be increased by 5 basis points for every 1 basis point of difference between the Company’s book value

per share
percentage change and the Median Book Value

Decline during such quarter.

Outperform All Peer Companies
. The Company will “Outperform All Peer Companies” in any quarter in which
the following conditions are satisfied: (i) the specified peer companies all experience a decline in book value per
share and (ii) the Company’s book

value per share either (a) increases or (b) declines by an amount that is less than the decline experienced by each peer company.

If the Company Outperforms All Peer Companies in any quarter, then the number of Performance Units that are outstanding as of the last day of such quarter shall increase by 10%.
As described below under “Executive Compensation—Potential Payments Upon

Termination or Change

in
Control,” in the event of a Change in Control (as defined in the 2021 Plan) or a Participant’s termination of service
due to his or her death or disability,

all of his or her unvested Performance Units will become fully vested as of the date of such Change in Control or termination of service, as applicable, without any adjustment in the event of a
Book Value

Impairment, Extraordinary Book Value

Preservation or if the Company Outperforms All Peer
Companies.

The Compensation Committee designated the following REITs

(collectively,

the “Peer Group”) for purposes of
the financial performance benchmarks. The Compensation Committee believes investors evaluate us in the context
of our performance relative to other mortgage REITs

with similar investment strategies. We

consider these
companies to be the most relevant for purposes of benchmarking our financial performance and our primary
competitors for both capital and executive talent.
AGNC Investment Corp. (NYSE: AGNC)
Annaly Capital Management Inc. (NYSE: NLY)
Arlington Asset Investment Corp. (NYSE: AAIC)
ARMOUR Residential REIT,

Inc. (NYSE: ARR)*
Capstead Mortgage Corp. (NYSE: CMO)
Cherry Hill Mortgage Investment Corp. (NYSE: CHMI)*

Dynex Capital, Inc. (NYSE: DX)
Invesco Mortgage Capital Inc. (NYSE: IVR)
*

Externally managed
Compensation Decisions Following Fiscal Year End
2022 Long-Term Incentive Compensation Plan

On February 16, 2022, the Compensation Committee approved the 2022

Long-Term Equity Incentive
Compensation Plan (the “2022 LTICP

”). The 2022 LTICP

generally has the same construct as described above for
the 2021 LTICP.

Messrs. Cauley and Haas are participants in the 2022 LTICP.

2022 Long-Term Equity-Based Incentive Awards
On March 28, 2022, pursuant to the 2021 LTICP,

the 2019

Long-Term Equity

Incentive Compensation Plan
(the “2019 LTICP

”) and the 2017 Long-Term

Equity Incentive Compensation Plan (the “2017 LTICP”)

we made
equity awards to Mr. Cauley and

Mr. Haas for their service to us during

2021. The equity awards were comprised
50% of immediately vested shares of common stock and 50% of Performance

Units, in each case, granted under the
2021 Plan, and were made based on the Company’s

achievement of the one-year performance goals under the 2021
LTICP,

the three-year performance goals under the 2019 LTICP

and the five-year performance goals under the 2017
LTICP.
The equity awards made to Mr. Cauley

consisted of 77,352 immediately vested shares of common stock and
77,352 Performance Units. The equity awards made to Mr.

Haas consisted of 58,947 immediately vested shares of
common stock and 58,947 Performance Units. See “Executive Compensation

—Narrative Disclosure to Summary
Compensation Table

and Grants of Plan-Based Awards

Table—Supplemental

Compensation Table”

for a discussion
of the equity awards granted to each of our named executive officers in 2022 for 2021 performance.

COMPENSATION COMMITTEE

REPORT
The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and
Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions,
the Compensation Committee recommended to the Board that the Compensation

Discussion and Analysis be
included in this proxy statement.
By the Compensation Committee:
W Coleman Bitting, Chair
Frank P.

Filipps
Ava L. Parker

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth the information required by Item 402 of

Regulation S-K promulgated by the SEC.
The amounts shown represent the compensation paid to the named executive officers (who, for avoidance of doubt,
are employees of the Manager) as consideration for services rendered to the Company.
Summary Compensation Table*
Name Year
Stock Awards
(1)
Total
Robert E. Cauley 2021 $ 737,788 $ 737,788
President and Chief Executive Officer 2020 - -
2019 - -
George H. Haas, IV 2021 $ 562,242 $ 562,242
Chief Financial Officer 2020 - -
2019 - -

_______________

*

Columns for “Salary,” “Option Awards,”

“Bonus,” “Non-Equity Incentive Plan Compensation,” “Changes in Pension Value
and Nonqualified Compensation Earnings” and “All Other Compensation” have been omitted because they were not applicable in any of the last three fiscal years.
(1)

Amounts reported in this column for 2021 represent the grant date fair value of stock awards granted in 2021 for performance obtained as of December 31, 2020, computed in accordance with FASB ASC Topic

718. Neither Messrs.
Cauley or Haas received equity-based awards in 2020 because certain performance goals were not met as of December 31,
2019 under the 2019 LTICP,

2017 LTICP and the 2015 LTICP.

Similarly, neither of the named executive officers received
equity-based awards in 2019 because certain performance goals were not met under the applicable incentive plans as of
December 31, 2018.

Grants of Plan-Based Awards*
Estimated
Future Payouts
of Shares or Units All Other Stock
of Stock Under Awards: Number Grant Date Fair
Grant Award
Equity Incentive

of Shares or Value of Stock and
Name Date Date Plan Awards (#)
Units of Stock
(3)
Option Awards
(4)
Robert E. Cauley March 22, 2021
(1)
March 17, 2021 62,705 - $ 368,894
March 22, 2021
(2)
March 17, 2021 - 62,705 368,894
George H. Haas, IV March 22, 2021
(1)
March 17, 2021 47,785 - $ 281,121
March 22, 2021
(2)
March 17, 2021 - 47,785 281,121

_______________

*

Columns for "Estimated Future Payouts under Non-Equity Incentive Plan Awards," "All Other Option Awards"

and
"Exercise or Base Price of Option Awards" have been omitted because they were not applicable.
(1)

In March 2021, Performance Units were issued under the 2012 Plan with respect to 2020 service to the Company based on achievement of performance goals under the 2020 LTICP,

2018 LTICP and 2016 LTICP,

as described in “Compensation
Discussion and Analysis—2021 Compensation Components—Equity-Based Compensation” and “Compensation Discussion
and Analysis—2021 Compensation Components—Performance Awards.”

Beginning in 2022, 10% of the Performance
Units granted to Messrs. Cauley and Haas in 2021 will vest on the fifth day prior to the end of the first ten calendar quarters beginning on March 26, 2022, subject to each named executive officer’s continued service relationship with the Company on each applicable vesting date.

As described in the Compensation Discussion and Analysis under “2021 Compensation
Components—Performance Awards” and “2021 Long-Term

Equity Incentive Compensation Plan,” Performance Units do
not have threshold, target and maximum values as contemplated by SEC rules. Instead, the Company must achieve certain performance goals for Performance Units to be granted, and the number of Performance Units that actually become earned at the end of the applicable measurement period may be adjusted prior to the applicable vesting date based on the occurrence of certain performance-related events.

(2)

In March 2021, immediately vested common stock was awarded under the 2012 Plan with respect to 2020 service to the
Company based on achievement of performance goals under the 2020 LTICP,

2018 LTICP and 2016 LTICP,

as described in
“Compensation Discussion and Analysis—2021 Compensation Components—Equity-Based Compensation” and
“Compensation Discussion and Analysis—2021 Compensation Components—Performance Awards.”

(3)

Of these amounts, 23,667 and 17,370 shares, respectively, were surrendered by Messrs. Cauley and Haas to meet federal income tax withholding obligations associated with the awards of fully vested shares of common stock.

(4)

Amount represents the aggregate grant date fair value of immediately vested shares of common stock and Performance
Units, as applicable, calculated in accordance with FASB ASC Topic

718 and based on the average market closing price of
our common stock for the 10 day period ending on March 19, 2021.
Narrative Disclosure to Summary Compensation Table

and Grants of Plan-Based Awards

Table
Based on the application of our compensation principles and the Company’s achievement of performance goals
under each of the 2021 LTICP,

2019

LTICP and

2017

LTICP,

as described in “Compensation Discussion and
Analysis—Compensation Decisions Following Fiscal Year

End—2022

Long-Term Equity-Based

Incentive
Awards,”

the Compensation Committee approved the performance bonuses shown in the table below for the named
executive officers in March 2022. Because the size of each named executive officer’s performance bonus (i.e., the
percentage of the relevant bonus pool under each of the 2021 LTICP,

2019 LTICP

and 2017 LTICP

to be granted to
each named executive officer) was unknown until March 2022

such that the awards were not granted to the named
executive officers until March 2022, these awards are not

included in the Summary Compensation Table

or the
Grants of Plan-Based Awards

table above. The table is not a substitute for, and should

be read together with the
Summary Compensation Table,

which presents 2021 named executive officer compensation

in accordance with SEC
disclosure rules and includes additional compensation elements and other important information.
Supplemental Compensation Table
Performance
Name
Stock Awards
(1)
Unit Awards
(2)
Total
Robert E. Cauley $ 256,037 $ 256,037 $ 512,074
President and Chief Executive Officer
George H. Haas, IV $ 195,117 $ 195,117 $ 390,234
Chief Financial Officer

_______________

(1)

Amounts represent the grant date fair value of immediately vested shares of common stock calculated in accordance with
FASB ASC Topic

718 granted to each of our named executive officers on March 28, 2022, with respect to 2021 service to the Company. Messrs. Cauley and Haas were awarded 77,352 and 58,947 shares of common stock, respectively, with a value of $3.31 per share. Of these amounts, 28,590 and 21,428 shares, respectively, were surrendered by Messrs. Cauley and
Haas to meet federal income tax withholding obligations associated with the awards.

(2)

Amounts represent the grant date fair value of Performance Units calculated in accordance with FASB ASC Topic

718
granted to each of our named executive officers on March 28, 2022, with respect to 2021 service to the Company. Messrs.
Cauley and Haas were awarded 77,352 and 58,947 Performance Units, respectively, with a value of $3.31 per share.
Beginning in 2023, 10% of the Performance Units granted to Messrs. Cauley and Haas in 2022 will vest on the fifth day prior to the end of the first ten calendar quarters beginning on March 26, 2023, subject to each named executive officer’s continued service relationship with the Company on each applicable vesting date, and subject to adjustment as described in the Compensation Discussion and Analysis under “2021 Long-Term Equity Incentive Compensation Plan.”

Outstanding Equity Awards

for Fiscal Year

-Ended December 31, 2021
The following table reflects our outstanding equity awards as of December 31,

2021:
Equity Incentive Equity Incentive
Plan Awards: Plan Awards:
Number of Market or Payout
Number of Market Value Unearned Shares, Value of Unearned
Shares or Units of Shares Units or Other Shares, Units or
of Stock That Units of Stock That Rights That Have Other Rights That
Name Have Not Vested (#) Have Not Vested
Not Vested (#)
(1)
Have Not Vested
(2)
Robert E. Cauley - $ - 62,705 $ 282,173
George H. Haas, IV - $ - 47,785 $ 215,033

_______________

*

Columns related to option awards have been omitted because they were not applicable.
(1)

Amounts represent the number of unvested Performance Units granted on March 22, 2021 with respect to performance achieved under the 2020 LTICP,

2018 LTICP and 2016 LTICP.

Beginning in 2022, 10% of the Performance Units granted
to Messrs. Cauley and Haas in 2021 will vest on the fifth day prior to the end of the first ten calendar quarters beginning on
March 26, 2022, subject to each named executive officer’s continued service relationship with the Company on each applicable vesting date. As described in the Compensation Discussion and Analysis under “2021 Compensation
Components—Performance Awards” and “2021 Long-Term

Equity Incentive Compensation Plan,” Performance Units do
not have threshold, target and maximum values as contemplated by SEC rules. Instead, the Company must achieve certain performance goals for Performance Units to be granted, and the number of Performance Units that actually become earned at the end of the applicable measurement period may be adjusted prior to the applicable vesting date based on the occurrence of certain performance-related events.

(2)

The amounts in this column were calculated by multiplying $4.50, the closing price of our common stock on December 31,
2021, by the number of awards reported.
Option Exercises and Stock Vested
Stock Awards
Number of
Shares Acquired Value Realized
Name
on Vesting (#)
(1)
on Vesting ($)
(2)
Robert E. Cauley 1,951 $ 10,906
George H. Haas, IV 1,596 $ 8,923

_______________

*

Columns related to option awards have been omitted because they were not applicable.
(1)

This column represents the number of Performance Units held by each named executive officer that vested during 2021.
(2)

This column reflects the aggregate market value realized by each named executive officer upon vesting, calculated by multiplying the number of Performance Units that vested (including shares withheld for tax withholding purposes) by the closing price of our common stock on the applicable vesting date.

Pension Benefits
We do not

sponsor any qualified or non-qualified defined benefit pension plans.

Non-qualified Deferred Compensation
We do not

have any non-qualified deferred compensation plans.
Potential Payments Upon Termination or Change in Control

We are not party

to any agreements or arrangements with either of our named executive officers providing for
cash severance payments or benefits upon such named executive officer’s termination of employment for any reason
or upon a change in control of the Company.

However, pursuant to the terms of the 2020

LTICP,

2018 LTICP and

2016 LTICP,

all unvested Performance
Units held by Messrs. Cauley and Haas vest immediately upon (i) a “Change in

Control” (as defined in the 2012
Plan and the 2021 Plan and described below) and (ii) upon such named executive officer’s termination of service as
an executive officer of the Company due to his death

or disability, in each case, so long as such named

executive
officer was serving as an executive officer of

the Company at the time of such Change in Control or termination of service. To the

extent any of the adjustment events set forth in the applicable incentive plans with respect to such
Performance Units (i.e., a book value impairment, extraordinary book value preservation or if the Company
outperforms all peer companies) occurs prior to settlement of the accelerated

Performance Units, no adjustment to
the number of Performance Units earned by each named executive officer will occur.

The value of such Performance Units held by Mr.

Cauley as of December 31, 2021 was approximately
$282,173, and the value of such Performance Units held by Mr.

Haas as of December 31, 2021 was approximately
$215,033, in each case, calculated by multiplying the number of unvested Performance

Units held by such named
executive officer by $4.50, the closing price of our common stock on

December 31, 2021.

“Change in Control” is defined in each of the 2012 Plan and the 2021 Plan to generally mean (i) any
transaction

or series

of transactions

whereby

any person,

other

than

the Company,

any of

its subsidiaries

or any
Company

benefit

plan,

acquires

beneficial

ownership

of more

than

50% of

the total

combined

voting

power

of
the Company’s

securities,

(ii)

the current

members

of the

Board

(together

with

those

new members

of the
Board

approved

by a

two-thirds

vote

of the

current

Board

members)

cease

to constitute

a majority

of the

Board
for any

reason

during

any consecutive

two-year

period,

or (iii)

the consummation

by the

Company

of a

merger,
consolidation,

reorganization

or business

combination

or a

sale of

all or

substantially

all of

the Company’s
assets,

unless

the Company’s

stockholders

own more

than

50% of

the combined

voting

power

and common
stock

of the

successor

or purchasing

entity.

CEO Pay Ratio
The Company does not have any employees and does not provide any compensation to the CEO. As a result,
the pay ratio disclosure of the median of the annual total compensation of all Company employees excluding the
CEO and the annual total compensation of the CEO is not applicable.

PROPOSAL 3: TO APPROVE, BY A NON-BINDING

VOTE, THE COMPANY’S

EXECUTIVE
COMPENSATION
We are asking

our stockholders to provide a non-binding “say-on-pay” advisory approval of the compensation
of our named executive officers as disclosed in the “Compensation

Discussion and Analysis” section of this proxy
statement.
THE BOARD RECOMMENDS A VOTE FOR
THE FOLLOWING RESOLUTION REGARDING THE “SAY

-ON-PAY”
VOTE APPROVING THE OVERALL COMPENSATION

PHILOSOPHY
RESOLVED
, that stockholders approve, on an advisory basis, compensation of the named executive officers,
as described in the proxy statement, including the Compensation Discussion and

Analysis, the Summary
Compensation Table

and the other related tables and disclosures.
Our Board of Directors is committed to corporate governance best practices and recognizes the significant
interest of stockholders in executive compensation matters.

We are providing

this advisory vote as required
pursuant to Section 14A of the Exchange Act.

The stockholder vote will not be binding on us or the Board of
Directors, and it will not be construed as overruling any decision by us or the Board of

Directors or creating or
implying any change to, or additional, fiduciary duties for us or the Board of

Directors.
As discussed in the Compensation Discussion and Analysis section of this proxy statement, we are externally
managed by the Manager, pursuant to the management

agreement between our Manager and us.

In 2021, we did not
have any employees that we compensated directly with salaries or other cash compensation.

Our named executive
officers are employees of Bimini.

Our named executive officers' compensation was paid by Bimini, the parent of
our Manager, out of its earnings, the management

fees we pay to our Manager, and any expense reimbursements

we
pay our Manager.

We grant our named executive

officers performance based bonuses from time to time, which in
2021 was comprised of awards of Performance Units and immediately vested shares of common stock.

We do not
provide our named executive officers with pension benefits, termination payments or other

incidental payments.
As discussed in the Compensation Discussion and Analysis section of this proxy statement, our Board of
Directors believes that our compensation program is directly linked to our principal business objective of generating
income for our stockholders.

For example:
●
our Compensation Committee may grant employees of our Manager equity awards intended to align
their interests with those of our stockholders by allowing our named executive officers to share in the
creation of value for our stockholders through stock appreciation and dividends.
●
these equity awards are generally subject to vesting requirements over a number of years, and are
designed to promote the retention of management and to achieve strong performance for our company.
●
these awards further provide flexibility to us in our ability to enable our Manager to attract, motivate
and retain talented individuals.
For these reasons, the Board of Directors recommends that stockholders vote in favor of the proposed
resolution. While this vote is not binding on us, it will provide information to our

Compensation Committee and our
management regarding investor sentiment about our executive compensation philosophy, policies and practices.

We
will consider this information as appropriate when making decisions regarding executive compensation.

Securities Authorized for Issuance Under Equity Compensation Plans
In April 2021, our Board of Directors adopted and our stockholders approved,

the 2021 Plan to replace the 2012
Plan. The 2021 Plan provides for the award of stock options, stock appreciation rights, stock awards, Performance
Units, other equity-based awards (and dividend equivalents with respect to awards of Performance Units and other
equity-based awards) and incentive awards. The 2021 Plan is administered by the Compensation Committee of our
Board of Directors except that our Board of Directors will administer awards made to directors who are not
employees of us or our affiliates. The 2021 Plan provides

for awards of up to an aggregate of 10% of the issued and
outstanding shares of our common stock (on a fully diluted basis) at the time of the awards, subject to a maximum
aggregate of 7,366,623 shares of our common stock.
In October 2012, our Board of Directors adopted and Bimini, then our sole stockholder, approved the 2012
Plan. The 2012 Plan provided for the award of stock options, stock appreciation rights, stock awards, Performance
Units, other equity-based awards (and dividend equivalents with respect to awards of Performance Units and other
equity-based awards) and incentive awards. The 2012 Plan provided for awards of up to an aggregate of 10% of the
issued and outstanding shares of our common stock (on a fully diluted basis) at the time of the awards, subject to a
maximum aggregate of 4,000,000 shares of our common stock. No further grants will be made under the 2012 Plan,
but outstanding awards made under the 2012 Plan will continue under the terms of the 2012 Plan and any award
agreements executed in connection with such outstanding awards. The

Compensation Committee of our Board of
Directors continues to administer outstanding awards under the 2012

Plan, except that our Board of Directors
administers awards made to directors who are not employees of us or our affiliates.
The following table sets forth certain information regarding our equity compensation plans as of December 31,
2021.
Equity Compensation Plan Information
Number of

securities remaining
available for future
Number of issuance under equity
securities to be issued Weighted-average compensation plans
upon exercise of exercise price of (excluding securities
outstanding options, outstanding options, reflected in
warrants and rights warrants and rights column (a))
Name (a) (b) (c)
Equity compensation plans approved 276,199 $ - 7,336,371
by security holders
Equity compensation plans not - - -
approved by security holders
Total 276,199 $ - 7,336,371
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN

BENEFICIAL OWNERS
The following table sets forth certain information as of April 14, 2022 relating to the beneficial ownership of
our common stock by (i) all persons that we know beneficially own more than

5% of our outstanding common
stock, (ii) each of our named executive officers and directors, and

(iii) all of our executive officers and directors as a
group. In accordance with SEC rules, beneficial ownership includes:
● all shares the investor actually owns beneficially or of record;
●
all shares over which the investor has or shares voting or dispositive control (such as in the capacity as a
general partner of an investment fund); and

●
all shares the investor has the right to acquire within 60 days (such as upon exercise of options that are
currently vested or which are scheduled to vest within 60 days after April

14, 2022).
Knowledge of the beneficial ownership of our common stock is drawn solely from statements filed with the
SEC pursuant to Section 13(d) or 13(g) of the Exchange Act. Except as otherwise indicated, to our knowledge, each
stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the
stockholder.
Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and
investment power. Except

as indicated in the table below, the business address

of the stockholders listed below is the
address of our principal executive office, 3305 Flamingo

Drive, Vero

Beach, Florida 32963.
Amount and
Nature of Percent
Beneficial of
Name of Beneficial Owner Ownership Class
Beneficial owners of more than 5%:
BlackRock, Inc.
(1)
12,474,516 7.0%
55 East 52nd Street
New York, NY 10055
Directors and Named Executive Officers:
Robert E. Cauley
(2)
203,484 *
George H. Haas, IV 170,970 *
W Coleman Bitting
(3)
60,108 *
Frank P.

Filipps
(3)
66,463 *
Paula Morabito
(4)
53,996 *
Ava L. Parker
(5)
63,019 *
All Directors and Executive Officers as a Group 618,040 *

_______________

*

Represents less than 1% of the outstanding common stock.
(1)

Information based on a Schedule 13G filed with the SEC on February 3, 2022 by BlackRock, Inc. (“BlackRock”).
BlackRock has (a) sole voting power over 12,311,957 shares; (b) shared voting power over zero shares; (c) sole dispositive power over 12,474,516 shares; and (d) shared dispositive power over zero shares. BlackRock beneficially owns 12,474,516 shares. This total includes shares on behalf of BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock Asset
Management Canada Limited, BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A., BlackRock
Financial Management, Inc. and BlackRock Investment Management, LLC.
(2)

Includes 250 shares of common stock owned by Mr. Cauley’s son. Mr.

Cauley disclaims beneficial ownership of these
shares.
(3)

Includes 39,164 deferred stock units, each representing the right to receive one share of common stock, acquired as quarterly grants under the 2012 Plan or 2021 Plan.
(4)

Includes 48,220 deferred stock units, each representing the right to receive one share of common stock, acquired as quarterly grants under the 2012 Plan or 2021 Plan, or in lieu of the monthly dividend on the Company’s common stock.
(5)

Includes 54,911 deferred stock units, each representing the right to receive one share of common stock, acquired as quarterly grants under the 2012 Plan or 2021 Plan, or in lieu of the monthly dividend on the Company’s common stock.

DELINQUENT SECTION 16(a) REPORTS
Our directors and executive officers are required to file reports of initial ownership and changes in ownership of
our securities with the SEC. To

our knowledge, based solely on a review of copies of such reports filed with the
SEC and written representations that no other reports were required,

we believe that all such filing requirements
were timely met, except for one Form 4 for each of Ava

Parker and Paula Morabito, each an independent director of
the Company, in connection

with single transactions reporting the issuance of DSUs in lieu of our monthly dividend pursuant to the reporting person’s election

for May 2021.

CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted

a Code of Business Conduct and Ethics that is applicable to all of our officers,

directors and
employees, if any.

We have also adopted

a Code of Ethics for Senior Financial Officers that is applicable to our principal executive officer,

principal financial officer, principal accounting

officer or controller, or persons
performing similar functions. Our Code of Business Conduct and Ethics and our Code of Ethics for Senior Financial
Officers may be accessed from the Corporate Governance

section of our website at
https://ir.orchidislandcapital.com , and will be made available in print to any stockholder upon written request delivered to our corporate secretary at Orchid Island Capital, Inc., 3305

Flamingo Drive, Vero

Beach, Florida
32963. We intend

to disclose any waivers from, or amendments to, our Code of Business Conduct and

Ethics and
our Code of Ethics for Senior Financial Officers required

to be disclosed by applicable law or stock exchange listing
standards by posting a description of such waiver or amendment on our website at
https://ir.orchidislandcapital.com .

CERTAIN

RELATIONSHIPS

AND RELATED TRANSACTIONS
Management Agreement
We are externally

managed and advised by our Manager pursuant to the terms of a management agreement. Our
Manager is responsible for administering our business activities and day-to-day operations, subject to the
supervision and oversight of our Board of Directors. We

pay our Manager a monthly management fee, payable in
arrears, and began reimbursing our Manager for certain expenses commencing with the calendar quarter beginning
July 1, 2014.
Under the current management agreement, we paid our Manager aggregate management fees of approximately
$8,156,000 for the year ended December 31, 2021 and approximately

$5,280,000 for the year ended December 31,
2020.

In addition, during the year ended December 31, 2021, we reimbursed our

Manager approximately
$1,632,000, which represents an allocation of overhead expenses, including approximately $631,000 for the portion
of Mr. Haas’ salary due to his service

to us as our Chief Financial Officer.

The term of the management agreement
was automatically renewed in accordance with the terms of the agreement on February 20, 2022, and will
automatically be renewed for one-year terms thereafter unless we terminate the agreement for cause. Upon the
expiration of any automatic renewal term, our Manager may elect not to renew the management agreement without
cause, and without penalty,

on 180-days’ prior written notice to us. Should we terminate the management agreement without cause, we will pay to the Manager a termination fee equal to three times the average annual management
fee, as defined in the management agreement, before or on the last day of the term of the management agreement.
Mr. Cauley,

our Chief Executive Officer and Chairman of our Board of Directors,

also serves as Chief
Executive Officer and Chairman of the Board of Directors

of Bimini and owns 11.4% of the outstanding shares

of
common stock of Bimini. Mr. Haas, our

Chief Financial Officer, Chief Investment

Officer, Secretary and

a member
of our Board of Directors, also serves as the Chief Financial Officer,

Chief Investment Officer and Treasurer of
Bimini and owns 10.6% of the outstanding shares of common stock of

Bimini. In addition, as of December 31,
2021, Bimini owned 2,595,357 shares, or 1.5%, of the outstanding shares of our common stock. Our Manager is a
wholly-owned subsidiary of Bimini.
Indemnification Agreements
We have entered

into indemnification agreements with each of our directors and executive officers.

The
indemnification agreements require, among other things, that we indemnify our directors and certain officers to the
fullest extent permitted by law and advance to our directors and certain officers all related expenses, subject to
reimbursement if it is subsequently determined that indemnification is not permitted.
Related Person Transaction

Policies
Our Board of Directors adopted a policy providing that any investment transaction between Bimini, our
Manager or any of their affiliates and us requires the prior approval of a majority of our independent directors.
Our Board of Directors also adopted a written policy regarding the approval of any “related person transaction,”
which is any transaction or series of transactions in which we are to be a participant,

the amount involved exceeds
$120,000 and a “related person” (as defined under SEC rules) has a direct or indirect material interest. Under the
policy, a related person would

need to promptly disclose to the Audit Committee any related person transaction and
all material facts about the transaction. The Audit Committee would then assess and promptly communicate that
information to our Board of Directors. Based on its consideration of all of the relevant facts and circumstances, the
Audit Committee will decide whether or not to approve such transaction and will generally approve only those
transactions that do not create a conflict of interest. If we become aware of an existing related person transaction that
has not been pre-approved under this policy,

the transaction will be referred to the Audit Committee, which will evaluate all options available, including ratification, revision or termination of such transaction. Our policy requires
any director who may be interested in a related person transaction to recuse himself or herself from any
consideration of such related person transaction.
In fulfilling its responsibility,

the Audit Committee will review the relevant facts of each related person transaction or series of related transactions and either approve, ratify or disapprove such transaction or transactions.

The Audit Committee will take into account such factors as it deems necessary or appropriate in deciding whether to
approve, ratify or disapprove any related person transaction, including any one or more of the following:
● the terms of the transaction;
● the benefits to us of the transaction;
● the availability of other sources for comparable products or services;
●
the terms available to unrelated third parties or to employees generally;

and
●
the impact on a director’s independence in the event that such director is a party to the transaction or such
director, an immediate family member

of such director or an entity in which such director is an executive officer or has a direct or indirect material interest is a party to the transaction.
No director may participate in any consideration or approval of a related person transaction with respect to
which such director or any of such director’s immediate family members is the related person or has a direct or
indirect material interest. Related person transactions will only be approved if they are determined to be in, or not
inconsistent with, the best interests of the Company.
On an annual basis, we will solicit information from each of our directors and executive officers to identify
related person transactions. If a related person transaction that has not been previously approved or previously
ratified is identified, the Audit Committee will promptly consider all of the relevant facts. If the transaction is
ongoing, the Audit Committee may ratify or request the rescission, amendment or termination of the related person
transaction. If the transaction has been completed, the Audit Committee may seek to rescind the transaction where
appropriate and may recommend that our Board of Directors or we take appropriate disciplinary action where
warranted. In addition, the Audit Committee will generally review any ongoing related person transactions on an
annual basis to determine whether to continue, modify or terminate such related person transactions.
In addition, our Code of Business Conduct and Ethics, which is reviewed and approved by our Board of
Directors and provided to all our directors, officers and the persons who provide services to us pursuant to the
management agreement, requires that all such persons avoid any situations or relationships that involve actual or
potential conflicts of interest, or perceived conflicts of interest, between an individual’s personal interests and our
interests. Pursuant to our Code of Business Conduct and Ethics, each of these persons must disclose any conflicts of
interest, or actions or relationships that might give rise to a conflict, to their supervisor or our secretary. If a conflict
is determined to exist, the person must disengage from the conflict situation or terminate his provision of services to
us. Our Chief Executive Officer,

Chief Financial Officer, principal

accounting officer and certain other persons who
may be designated by our Board of Directors, whom we collectively refer to as our financial executives, must
consult with our Audit Committee with respect to any proposed actions or arrangements that are not clearly
consistent with our Code of Business Conduct and Ethics. In the event that a financial executive wishes to engage in
a proposed action or arrangement that is not consistent with our Code of

Business Conduct and Ethics, the executive
must obtain a waiver of the relevant provisions of our Code of Business Conduct and

Ethics in advance from our
Audit Committee.

STOCKHOLDER COMMUNICATIONS
Stockholders and other interested parties may communicate with any director,

including the Chairman of the
Board and the chairman of any committee of the Board or with the non-management directors as a group, by
sending a letter to the attention of the appropriate person or persons (which may be marked as confidential)
addressed in care of our corporate secretary at Orchid Island Capital, Inc.,

3305 Flamingo Drive, Vero

Beach,
Florida 32963. All communications received by our corporate secretary will be forwarded to the intended
recipient(s). Any such communications may be made anonymously.
Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of
the Chair of the Audit Committee and handled in accordance with procedures approved by the Board of Directors
with respect to such matters. A copy of such procedures for the submission and handling of complaints or concerns
regarding accounting, internal accounting controls or auditing matters is included in our Code of Business Conduct
and Ethics, which is published in the Corporate Governance section of our website at
https://ir.orchidislandcapital.com .
PROPOSALS OF STOCKHOLDERS
Any stockholder intending to present a proposal at our 2023 annual meeting of stockholders and have the
proposal included in the proxy statement for such meeting must, in addition to complying with the applicable laws
and regulations governing submissions of such proposals, submit the proposal in writing to us no later than
December 22, 2022. To

be included in the proxy statement for the 2023 annual meeting, the proposal must comply with the requirements as to form and substance established by the SEC and our bylaws, and must be a proper subject
for stockholder action under Maryland law.
Pursuant to our current bylaws, any stockholder intending to nominate a director or present a proposal at an
annual meeting of our stockholders without seeking to have such a nomination or proposal included in the proxy
statement for such annual meeting, must notify us in writing not less than 120 days nor more than 150 days prior to
the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. Accordingly,

any
stockholder who intends to submit such a nomination or proposal at our

2023 annual meeting of stockholders must
notify us in writing of such proposal by December 22, 2022, but in no event earlier than November 22, 2022.
In addition, for next year’s annual meeting of stockholders, we will be required under new SEC Rule 14a-19 to
include on our proxy card all nominees for director for whom we have received notice under the rule, which must be
received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such
director nominee to be included on our proxy card for next year’s annual meeting, our corporate secretary must
receive notice under SEC Rule 14a-19 no later than April 15, 2023. Please note that the notice requirement under
SEC Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our
bylaws described above.
Any such nomination or proposal should be sent to Orchid Island Capital, Inc., 3305

Flamingo Drive, Vero
Beach, Florida, 32963, Attn: Secretary,

and, to the extent applicable, must include the information required by our bylaws and otherwise comply with the requirements established by our bylaws.
“HOUSEHOLDING” OF PROXY STATEMENT

AND ANNUAL REPORT
The SEC rules allow for the delivery of a single copy of the Notice of Annual Meeting of Stockholders or set of
proxy materials to any household at which two or more stockholders reside,

if it is believed the stockholders are
members of the same family.

This delivery method, known as “householding,” will save us printing and mailing
costs. Duplicate account mailings will be eliminated by allowing stockholders to consent to such elimination, or
through implied consent, if a stockholder does not request continuation of duplicate mailings. Brokers, dealers,
banks or other nominees or fiduciaries that hold shares of our common stock in “street” name for beneficial owners
of our common stock and that distribute proxy materials and the Notice of Annual

Meeting of Stockholders they
receive to beneficial owners may be householding. Depending upon the practices of your broker, bank or other
nominee or fiduciary,

you may need to contact them directly to discontinue duplicate mailings to your household. If you wish to revoke your consent to householding, you must contact your broker, bank or other nominee or fiduciary.

If you hold shares of our common stock in your own name as a holder of record,

householding will not apply to
your shares. Also, if you own shares of our common stock in more than one account, such as individually and also
jointly with your spouse, you may receive more than one set of our proxy statements and annual reports to
stockholders. To assist us in saving

money and to provide you with better stockholder services, we encourage registered holders of our stock to have all of your accounts registered in the same name and address. You

may do
this, or request separate copies in the future, by contacting our transfer agent, Continental Stock Transfer & Trust
Company, by telephone

at (212) 509-4000 or in writing at 1 State Street, 30th Floor,

New York,

New York

10004-
1561.
If you wish to request extra copies free of charge of any annual report to stockholders or proxy statement, please
send your request to Orchid Island Capital, Inc., 3305 Flamingo

Drive, Vero

Beach, Florida 32963, Attn: Secretary,
or contact our Secretary via telephone at (772) 231-1400.
You

can also refer to our website at
https://ir.orchidislandcapital.com . Information at, or connected to, our website is not and should not be considered part of this proxy statement.
2021 ANNUAL REPORT
Our 2021 Annual Report is being mailed to stockholders concurrently with this proxy statement. The 2021
Annual Report, however, is not part of

the proxy solicitation material. A copy of our 2021 Annual Report as filed with the SEC, which includes our consolidated financial statements for the year ended December 31, 2021, is
available on our website at https://ir.orchidislandcapital.com
. You

may obtain additional copies of our 2021 Annual
Report free of charge by directing your request in writing to our corporate secretary at Orchid Island Capital, Inc.,
3305 Flamingo Drive, Vero

Beach, Florida 32963.
OTHER MATTERS
So far as is known, no matters other than those described herein are expected to come before the Annual
Meeting. It is intended, however, that the proxies

solicited hereby will be voted on any other matters which may properly come before the meeting, or any adjournment or postponement thereof, in the discretion of the person or
persons voting such proxies unless the stockholder has indicated on the proxy card that the shares represented
thereby are not to be voted on such other matters.
ADJOURNMENTS
Adjournments may be made for the purpose of, among other things, soliciting additional proxies. Any
adjournment may be made from time to time by approval of the holders of a majority of the shares present in person
or by proxy at the Annual Meeting (whether or not a quorum exists) without further notice other than by an
announcement made at the Annual Meeting. If the Annual Meeting is adjourned or postponed for any reason, all
proxies will be voted at the reconvened Annual Meeting in the same manner as such proxies would have been voted
at the original convening of the Annual Meeting (except for proxies that have, at that time, effectively been revoked
or withdrawn). The Company does not currently intend to seek an adjournment of the Annual Meeting.
Vero

Beach, Florida
April 21, 2022

ORCHID ISLAND CAPITAL, INC.
3305 FLAMINGO DR.
VERO BEACH, FL 32963

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 13, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 13, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

1. To elect as director the following nominees to serve until the 2023 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified:

Nominees	For	Against	Abstain
1a. Robert E. Cauley	☐	☐	☐
1b. George H. Haas, IV	☐	☐	☐
1c. W. Coleman Bitting	☐	☐	☐
1d. Frank P. Filipps	☐	☐	☐
1e. Paula Morabito	☐	☐	☐
1f. Ava L. Parker	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐
Please indicate if you wish to view meeting materials electronically via the Internet rather than receiving a hard copy. Please note that you will continue to receive a proxy card for voting purposes only.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Admission Ticket

ORCHID ISLAND CAPITAL, INC.
2022 Annual Meeting of Stockholders
Tuesday, June 14, 2022
9:00 AM EDT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement, Proxy Card and Form 10-K are available at www.proxyvote.com

ORCHID ISLAND CAPITAL, INC.
Annual Meeting of Stockholders
Tuesday, June 14, 2022

The stockholder(s) hereby appoint(s) Robert E. Cauley and George H. Haas, IV, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ORCHID ISLAND CAPITAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on June 14, 2022, at 3305 Flamingo Drive, Vero Beach, FL 32963, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors.

0000557668_2 R1.0.0.24

Continued and to be signed on reverse side